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                                                                   EXHIBIT 10.19

                                 LEASE AGREEMENT



This LEASE AGREEMENT, is effective on January 3, 1996 between TELECOMMUNICATIONS FINANCE GROUP (hereinafter "Lessor"), and STAR VENDING, INC., a Nevada corporation with its principal office located at 740 State Street, Suite 202, Santa Barbara, CA 93101, (hereinafter "Lessee").

            1.           Lease.

                        Lessor, subject to the conditions set forth in Section 25 hereof, agrees to lease to Lessee and Lessee agrees to lease from Lessor hereunder, those items of personal property (the "equipment") which are described on Schedule 1 of Exhibit A hereto. Lessee agrees to execute and deliver to Lessor a certificate of delivery and acceptance in substantively the form of Exhibit A hereto (a "Delivery Certificate") immediately after Turnover of the equipment, and such execution shall constitute Lessee's irrevocable acceptance of such items of equipment for all purposes of this Lease. The Delivery Certificate shall constitute a part of this Lease to the same extent as if the provisions thereof were set forth herein.

            2.           Definitions.

                        "Amortization Deductions" as defined in Section 11(b)(i) hereof.

                        "Appraisal Procedure" shall mean the following procedure for determining the Fair Market Sale Value of any item of equipment. If either Lessor or Lessee shall request by notice (the "Appraisal Request") to the other that such value be determined by the Appraisal Procedure, (i) Lessor and Lessee shall, within 15 days after the Appraisal Request, appoint an independent appraiser mutually satisfactory to them, or, (ii) if the parties are unable to agree on a mutually acceptable appraiser within such time, Lessor and Lessee shall each appoint one independent appraiser (provided that if either party hereto fails to notify the other party hereto of the identity of the independent appraiser chosen by it within 30 days after the Appraisal Request, the determination of such value shall be made by the independent appraiser chosen by such other party), and
                        (iii) if such appraisers cannot agree on such value within 20 days after their appointment and if one appraisal is not within 5% of the other appraisal, Lessor and Lessee shall choose a third independent appraiser mutually satisfactory to them (or, if they fail to agree upon a third appraiser within 25 days after the appointment of the first two appraisers, such third independent appraiser shall within 20 days thereafter be appointed by the American Arbitration Association), and such value shall be determined by such third independent appraiser within 20 days after his appointment, after consultation with the other two independent appraisers. If the first two appraisals are within 5% of each other, then the average of the two appraisals shall be the Fair Market Sale Value. The fees and expenses of all appraisers shall be paid by Lessee.

                        "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday under the laws of the State of Florida.

                        "Code" shall mean the Internal Revenue Code of 1954, as amended, or any comparable successor law.

                        "Commencement Date" as defined in Section 3 hereof.

                        "Default" shall mean any event or condition which after the giving of notice or lapse of time or both would become an Event of Default.

                        "Delivery Certificate" as defined in Section 1 hereof.
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                        "Equipment" as defined in Section 1 hereof.

                        "Event of Default" as defined in Section 18 hereof.

                        "Event of Loss" shall mean, with respect to any item of equipment, the actual or constructive total loss of such item of equipment or the use thereof, due to theft, destruction, damage beyond repair or rendition thereof permanently unfit for normal use from any reason whatsoever, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of equipment.

                        "Fair Market Sale Value" shall, at any time with respect to any item of equipment, be equal to the sale value of such item of equipment which would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer-user (other than a lessee currently in possession or a used equipment or scrap dealer). For purposes of Section 7(b) hereof, Fair Market Sale Value shall be determined by (i) an independent appraiser (at Lessee's expense) selected by Lessor or (ii) by the Appraiser Procedure if the Appraisal Request is made at least 90 days (but not more than 360 days prior to the termination or expiration of the Lease Term, as the case may be, which determination shall be made (a) without deduction for any costs or expenses of dismantling or removal; and (b) on the assumption that such item of equipment if free and clear of all Liens and is in the condition and repair in which it is required to be returned pursuant to Section 7 (a) hereof. For purposes of Section 19(c) hereof, Fair Market Sale Value shall be determined (at Lessee's expense) by an independent appraiser selected by Lessor, on an "as-is, where-is" basis, without regard to the provisions of clauses (a) and (b) above; provided that if Lessor shall have sold any item of equipment pursuant to Section 19(b) hereof prior to giving the notice referred to in Section 19(c) hereof. Fair Market Sale Value of such item of equipment shall be the net proceeds of such sale after deduction of all costs and expenses incurred by Lessor in connection therewith; provided further, that if for any reason Lessor is not able to obtain possession of any item of equipment pursuant to Section 19(a) hereof, the Fair Market Sale Value of such item of equipment shall be zero.

                        "Imposition" as defined in Section 11 (a) hereof.

                        "Indemnitee" as defined in Section 17 hereof.

                        "Late Charge Rate" shall mean an interest rate per annum equal to the higher of two percent (2%) over the Reference Rate or eighteen percent (18%), but not to exceed the highest rate permitted by applicable law.

                        "Lease" and the terms "hereof," "herein," and "hereunder," when used in this Lease Agreement, shall mean and include this Lease Agreement, Exhibits and the Delivery Certificate hereto as the same may from time to time be amended, modified or supplemented.

                        "Lease Term" shall mean, with respect to any item of equipment, the term of the lease of such item of equipment hereunder specified in Section 3 hereof.

                        "Lessee" as defined in the introductory paragraph to this Lease.

                        "Lessor" as defined in the introductory paragraph of this Lease.

                        "Lessor's Value" shall mean, with respect to any item of equipment and installation if applicable, the total amount set forth in Schedule 1 of Exhibit A hereto.

                        "Lessor's Liens" shall mean (i) any mortgage, pledge, lien, security interest, charge, encumbrance, financing statement, title retention or any other right or claim of any person claiming through or

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                        under Lessor, not based upon or relating to ownership
                        of the equipment or the lease thereof hereunder and
                        (ii) any mortgage, pledge, lien, security interest, charge, encumbrance, financing statement, title retention or any other right or claim of Owner (other than Lessor) claiming through or under Lessor in connection with the transactions described in Section 21(b) hereof.

                        "Liens" shall mean any mortgage, pledge, lien, security interest, charge, encumbrance, financing statement, title retention or any other right or claim of any person, other than any Lessor's Lien.

                        "Loss Payment Date" shall mean with respect to any item of equipment the date on which payment, as described in Section 16(b) hereof, is made to the Lessor by the Lessee as the result of an Event of Loss with respect to such item. The Loss Payment Date shall be within ninety (90) days of the said Event of Loss.

                        "Owner" shall mean the entity or person having ownership interest to the equipment as contemplated by the provisions of Section 21(b) hereof and may be a person other than Lessor.

                        "Owner's Economics" shall mean the after-tax yield and periodic after-tax cash flow anticipated by Owner as of the date of this Lease, in connection with the transactions contemplated by this Lease as determined by Owner unless Lessor shall have transferred its interest in the equipment to another person as contemplated by the provisions of Section 21(b) hereof in which case "Owner's Economics" shall mean the after-tax yield and periodic after-tax cash flow anticipated by such person as of the date of the lease between such person and Lessor contemplated by said provisions, in connection with the transactions contemplated by such lease as determined by such person.

                        "Recovery Deductions" as defined in Section 11 (b)
                        (i) hereof.

                        "Reference Rate" shall mean the rate of interest publicly announced by Citibank, N.A. in New York, New York from time to time as its prime rate.

                        The reference rate is not intended to be the lowest rate of interest charged by Citibank, N.A. in connection with the extensions of credit to debtors. The Reference Rate shall be determined at the close of business on the 15th day of each calendar month (if the 15th day is not a Business Day, then on the first preceding Business Day) and shall become effective as of the first day of the calendar month succeeding such determination and shall continue in effect to, and including, the last day of said calendar month.

                        "Rent Payment Date" shall mean each date on which an installment of rent is due and payable pursuant to
                        Section 5(a) hereof.

                        "Stipulated Loss Value" shall mean, with respect to any item of equipment, the amount determined by multiplying the Lessors Value of such item of equipment by the percentage set forth in Schedule A hereto opposite the applicable Rent Payment Date; provided, that for purposes of Sections 16(b) and 19(c) hereof, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

                        "Tax Benefits" shall mean the right to claim such deductions, credits, and other benefits as are provided by the Code to an owner of property, including the Recovery Deductions and Amortization Deductions.

                        "Turnover" shall mean the point in time when the equipment installation personnel complete testing of the equipment, or when the equipment is placed into service, whichever first occurs.

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                        All accounting terms not specifically defined herein
                        shall be construed in accordance with generally accepted accounting principles.

            3.          Lease Term.

                        The term of the lease of the equipment hereunder shall commence on the Commencement Date specified in the Delivery Certificate ("Commencement Date") and, unless earlier terminated pursuant to the provisions hereof or at law or equity, shall continue for a term of sixty (60) months from such Commencement Date. The Commencement Date specified in the Delivery Certificate shall be the date on which Turnover occurs at a site provided by Lessee in accordance with the provisions of Section 4 hereof.

            4.          Installation.

                        Lessor shall arrange for installation of the equipment, the cost of which installation shall be deemed to be part of Lessor's
Value. Exhibit A hereto shall indicate whether such cost is included or excluded from the monthly rent payments due in accordance with Section 5(a) hereof. If excluded from such monthly rent payments, Lessor shall separately invoice Lessee for such installation upon completion thereof and Lessee shall pay such invoice within thirty (30) days from the date thereof. Lessee shall be obligated to timely provide a suitable site for the installation of the equipment in accordance with the equipment manufacturer's practices attached hereto as Exhibit C. Lessee shall be responsible for compliance with environmental requirements and central office grounding procedures specified in Exhibit C hereto and for providing adequate space, lighting, heating, air-conditioning and A/C power at the installation site. Unavailability of Lessee furnished facilities shall be cause for adjustments to the installation price set forth in
Schedule 1 of Exhibit A hereto.

            5.          Rent; Unconditional Obligations.

                        (a) Lessee agrees to pay to Lessor, at the address specified in Section 24 hereof or at such other address as Lessor may specify, rent for the initial equipment at a rate not to exceed $22.244 per $1,000 of the total Lessor's Value of such items of equipment, as set forth in Schedule 1 of Exhibit A dated January 3, 1996, (plus applicable sales or use taxes) per month, in sixty (60) consecutive monthly installments, with the first installment of rent being due on the Commencement Date unless the Commencement Date is other than the first day of a calendar month, in which event the first installment of rent shall be due on the first day of the month following the Commencement Date, and succeeding installments being due on the same date of each month thereafter. In the event of any additions to the initially leased equipment, the rental rate on any additional equipment will be the rate as shown on the Amendment to
Schedule 1 of Exhibit A adding the equipment to the lease.

                        (b) Lessee shall also pay to Lessor, on demand, interest at the Late Charge Rate on any installment of rent and on any other amount owing hereunder which is not paid on its due date, for any period for which the same shall be overdue. Each payment made under this Lease shall be applied first to the payment of interest then owning and then to rent or other amounts owing hereunder. Interest shall be computed on the basis of a 360-day year and actual days elapsed.

                        (c) This Lease is a net lease, and Lessee's obligation to pay all rent and all other amounts payable hereunder is ABSOLUTE AND UNCONDITIONAL under any and all circumstances and shall not be affected by any circumstances of any character whatsoever, including, without limitation, (i) any set-off, counterclaim, recoupment, defense, abatement or reduction or any right which Lessee may have against Lessor, the manufacturer or supplier of any of the equipment or anyone else for any reason whatsoever; (ii) any defect in the title, condition, design, or operation of, or lack of fitness for use of, or any damage to, or loss of, all or any part of the equipment from any cause whatsoever; (iii) the existence of any Liens with respect to the equipment; (iv) the invalidity, unenforceability or disaffirmance of this Lease or any other document related hereto; or (v) the prohibition of or interference with the use or possession by Lessee of all or any part of the equipment, for any reason whatsoever, including without limitation, by reason of (1) claims for patent, trademark or copyright infringement; (2) present or future governmental laws, rules or orders; (3) the insolvency, bankruptcy or reorganization of any person; and (4) any other cause whether similar or dissimilar to the foregoing, any present or


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future law to the contrary notwithstanding. Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which may at any time hereafter be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender the lease of any equipment. If for any reason whatsoever this Lease or any Supplement, other than pursuant to Section 16(b) hereof, shall be terminated in whole or in part by operation of law or otherwise, Lessee will nonetheless pay to Lessor an amount equal to each installment of rent at the time such installment would have become due and payable in accordance with the terms hereof. Each payment of rent or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment for Lessor for any reason whatsoever.

            6.          WARRANTY DISCLAIMER; ASSIGNMENT OF WARRANTIES.

                        (a) LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE AND LESSEE HEREBY EXPRESSLY WAIVES ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE. FREEDOM FROM INTERFERENCE OR INFRINGEMENT OR THE LIKE, OR AS TO THE TITLE TO OR LESSOR'S OR LESSEE'S INTEREST IN THE EQUIPMENT OR AS TO ANY OTHER MATTER RELATING TO THE EQUIPMENT OR ANY PART THEREOF.

                        LESSEE CONFIRMS THAT IT HAS SELECTED THE EQUIPMENT AND EACH PART THEREOF ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY LESSOR.

                        LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE ACCOUNTING TREATMENT TO BE ACCORDED TO THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR AS TO ANY TAX CONSEQUENCES AND/OR TAX TREATMENT THEREOF.

                        (b) LESSOR HEREBY ASSIGNS TO LESSEE SUCH RIGHTS AS LESSOR MAY HAVE (TO EXTENT LESSOR MAY VALIDLY ASSIGN SUCH RIGHTS) UNDER ALL MANUFACTURERS' AND SUPPLIERS' WARRANTIES WITH RESPECT TO THE EQUIPMENT; PROVIDED, HOWEVER, THAT THE FOREGOING RIGHTS SHALL AUTOMATICALLY REVERT TO LESSOR UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT HEREUNDER, OR UPON THE RETURN OF THE EQUIPMENT TO LESSOR. LESSEE AGREES TO SETTLE ALL CLAIMS WITH RESPECT TO THE EQUIPMENT DIRECTLY WITH THE MANUFACTURERS OR SUPPLIERS THEREOF, AND TO GIVE LESSOR PROMPT NOTICE OF ANY SUCH SETTLEMENT AND THE DETAILS OF SUCH SETTLEMENT. HOWEVER, IN THE EVENT ANY WARRANTIES ARE NOT ASSIGNABLE, THE LESSOR AGREES TO ACT ON BEHALF OF THE LESSEE IN SETTLING CLAIMS ARISING UNDER THE WARRANTY WITH THE MANUFACTURER OR SUPPLIER.

                        (c) IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF REVENUE OR PROFITS, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE OR FROM ANY CAUSE EVEN IF LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

            7.          Disposition of Equipment.

                        (a)          Return.

                        Lessee shall, upon the expiration of the Lease Term of each item of equipment, subject to paragraph (b) below, return such item of equipment to Lessor at such place within the continental United States of America as Lessor shall designate in writing to Lessee. Until such item of equipment is returned to Lessor pursuant to the provisions of this Section , all of the provisions of this Lease with respect thereto shall continue in full force and effect. Lease shall pay all the costs and expenses in connection with or incidental to the return of the equipment, including, without limitation, the cost of removing, assembling, packing, insuring and transporting the

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equipment. All the time of such return, the equipment shall be in the condition and repair required to be maintained by Section 12 hereof and free and clear of all Liens.

                        (b)          Purchase Option.

                        So long as no Default or Event of Default shall have occurred and be continuing, Lessee may, by written notice given to Lessor at least 120 days (but not more than 360 days) prior to the expiration date of the Lease Term of any item of equipment (which notice shall be irrevocable), elect to purchase such item of equipment on such expiration date for a cash purchase price equal to the Fair Market Sale Value of such item of equipment determined as of such expiration date, plus an amount equal to all taxes (other than income taxes on any gain on such sale), costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. Upon payment by Lessee of such purchase price, and of all other amounts then due and payable by Lessee hereunder, Lessor shall transfer title to such items of equipment except computer software to Lessee on an "as-is, where-is" basis, without recourse and without representation or warranty of any kind, express or implied, other than a representation and warranty that such item of equipment is free and clear of any Lessor's Liens.

            8.          Representation and Warranties.

                        In order to induce Lessor to enter into this Lease and to lease the equipment to Lessee hereunder, Lessee represents and warrants that:

                        (a)          Organization.

                        Lessee is duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and is in good standing in the State in which the equipment will be located.

                        (b)          Power and Authority.

                        Lessee has full power, authority and legal right to execute, deliver and perform this Lease, and the execution, delivery and performance hereof has been duly authorized by Lessee's governing body or officer(s).

                        (c)          Enforceability.

                        This Lease has been duly executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

                        (d)          Consents and Permits.

                        The execution, delivery and performance of this Lease does not require any approval or consent of any trustee, shareholder, partner, sole proprietor, or holders of any indebtedness or obligations of Lessee, and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate of partnership or incorporation or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected, and no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease.

                        (e)          Financial Condition of the Lessee.

                        The financial statements of Lessee heretofore furnished to Lessor are complete and correct and fairly present the financial condition of Lessee and the results of its operations for the respective periods covered thereby, there are no known contingent liabilities or liabilities for taxes of Lessee which are not reflected in said


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financial statements and since the date thereof, there has been no material adverse change in such financial condition or operations.

                        (f)          No Litigation.

                        There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Lessee (A) which involves the transactions contemplated by this Lease or the equipment; or (B) which, if adversely determined, could have a material adverse effect on the financial condition, business or operations of Lessee.

                        (g)          United States Source Income.

                        No items of equipment shall be used in a way that results in the creation of an item of income to Lessor, the source of which for Federal Income Tax purposes is without the United States.

            9.          Liens.

                        Lessee will not directly or indirectly create, incur, assume, suffer, or permit to exist any Lien on or with respect to the equipment.

            10.         Insurance.

                        Lessee shall maintain at all times on the equipment, at its expense, property damage, direct damage and liability insurance in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to Lessor and any other Owner; provided, that the amount of direct damage insurance shall not on any date be less than the greater of the full replacement value or the Stipulated Loss Value of the equipment as of such date. Each insurance policy will, among other things, name Lessor and any other Owner as an additional insured or as loss payee (as the case may be) as their interests may appear, require that the insurer give Lessor and any such Owner at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy, and require that the interest of Lessor and any such Owner be continued insured regardless of any breach of or violation by Lessee of any warranties, declarations or conditions contained in such insurance policy. Lessee shall furnish to Lessor and such Owner a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect provided, however, that Lessor and such Owner shall be under no duty to ascertain the existence or adequacy of such insurance.

            11.         Taxes.

                        (a)          General Tax Provisions.

                        Lessee shall pay, and shall indemnify and hold Lessor harmless from and against, all fees, taxes (whether sales, use, excise, personal property or other taxes), imposts, duties, withholdings, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon), all of the foregoing being herein collectively called "Impositions," which are at any time levied or imposed against Lessor, Lessee, this Lease, the equipment or any part thereof by any Federal, State, or Local Government or taxing authority in the United States or by any foreign government or any subdivision or taxing authority thereof upon, with respect to, as a result of or measured by (i) the equipment (or any part thereof), or this Lease or the interests of the Lessor therein; or (ii) the purchase, ownership, delivery, leasing, possession, maintenance, use, operation, return, sale or other disposition of the equipment or any part thereof; or (iii) the rentals, receipts or earnings payable under this Lease or otherwise arising from the equipment or any part thereof; excluding, however, taxes based on or measured by the net income of Lessor that are imposed by (1) the United States of America, or (2) the State of Florida or any political subdivision of the State of Florida, or (3) any other State of the United States of America or any political subdivision of any such State in which Lessor is subject to Impositions as the result (whether solely or in part) of business or transactions unrelated to this Lease. In case any report or return is required to be filed with respect to any obligation of Lessee under this Section or arising out of

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this Section , Lessee will notify Lessor of such requirement and make such report or return in such manner as shall be satisfactory to Lessor; provided, that the payment of any use taxes shall be made in such manner as specified by Lessor in writing to Lessee; or (iv) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

                        (b)         Special Tax Provisions.

                                    (i) The Owner of the items of equipment,
shall be entitled to take into account in computing its Federal income tax liability, Current Tax Rate and such deductions, credits, and other benefits as are provided by the Code to an owner of property, including, without limitation:

                                        (A) Recovery deductions ("Recovery
Deductions") under Section 168 (a) of the Code for each item of equipment in an amount determined, commencing with the 1996 taxable year, by multiplying the Owner's Cost of such item of equipment by the percentage applicable under
Section 168(b) of the Code with respect to "(5)-year property" within the meaning of Section 168 (c) (2) of the Code;

                                        (B) Amortization of expenses
("Amortization Deductions") paid or to be paid by Owner in connection with this Lease at a rate no less rapid than straight line over the Lease Term.

                                   (ii) For the purposes of this Subsection 11
(b) only, the term "Owner" shall include the "common parent" and all other corporations included in the affiliated group, within the meaning of Section 1504 of the Code (or any other successor section thereto), of which Owner is or becomes a member.

            12.          Compliance with Laws; Operation and Maintenance.

                         (a) Lessee will use the equipment in a careful and
proper manner, will comply with and conform to all governmental laws, rules and regulations relating thereto, and will cause the equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals.

                         (b) Lessee will, at its own expense, keep and maintain
the equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefor so that the value, condition and operating efficiency therefor will at all times be maintained and preserved, reasonable wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become the property of Lessor and part of the equipment.

                         (c) Lessee will not make or authorize any improvement,
change, addition or alteration to the equipment (i) if such improvement, change, addition or alteration will impair the originally intended function or use of the equipment or impair the value of the equipment as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts installed in or attached to or otherwise becoming a part of the equipment as a result of any such improvement, change, addition or alteration shall not be readily removable without damage to the equipment. Any part which is added to the equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed prior to the expiration or earlier termination of the Lease Term shall, without further act, become the property of Lessor.

            13.         Inspection.

                         Upon prior notice, Lessor or its authorized
representatives may at any reasonable time or times inspect the equipment when it deems it necessary to protect its interest therein.


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            14.         Identification.

                        Lessee shall, at its expense, attach to each item of equipment a notice satisfactory to Lessor disclosing Owner's ownership of such item of equipment.

            15.         Personal Property.

                        Lessee represents that the equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the equipment by virtue of the equipment being deemed to be real property or a part of real property or a part of other personal property, and if at any time any person shall claim any such right or interest, Lessee shall, at its expense, cause such claim to be waived in writing or otherwise eliminated to Lessor's satisfaction within 30 days after such claim shall have first become known to Lessee.

            16.          Loss or Damage.

                         (a) All risk of loss, theft, damage or destruction to
the equipment or any part thereof, however incurred or occasioned, shall be borne by Lessee and, unless such occurrence constitutes an Event of Loss pursuant to paragraph (b) of this Section , Lessee shall promptly give Lessor written notice hereof and shall promptly cause the affected part or parts of the equipment to be replaced or restored to the condition and repair required to be maintained by Section 12 hereof.

                         (b) If an Event of Loss with respect to any item of
equipment shall occur, Lessee shall promptly give Lessor written notice thereof, and Lessee shall pay to Lessor as soon as it receives insurance proceeds with respect to said Event of Loss but in any event no later than 90 days after the occurrence of said Event of Loss an amount equal to the sum of (i) the Stipulated Loss Value of such item of equipment computed as of the Rent Payment Date with respect to such item of equipment on or immediately preceding the date of the occurrence of such Event of Loss; and (ii) all rent and other amounts due and owing hereunder for such item of equipment on or prior to the Loss Payment Date. Upon payment of such amount to Lessor, the lease of such item of equipment hereunder shall terminate, and Lessor will transfer within forty days to Lessee, Lessor's right, title and interest in and to such item of equipment, on an "as-is, where-is" basis, without recourse and without representation or warranty, express or implied, other than a representation and warranty that such item of equipment is free and clear of any Lessor's Liens.

                         (c) Any payments received at any time by Lessor or
Lessee from any insurer with respect to loss or damage to the equipment shall be applied as follows: (i) if such payments are received with respect to an Event of Loss they shall be paid to Lessor, but to the extent received by Lessor, they shall reduce or discharge, as the case may be, Lessee's obligation to pay the amounts due to Lessor under Section 16(b) hereof with respect to such Event of Loss; or (ii) if such payments are received with respect to any loss of or damage to the equipment other than an Event of Loss, such payments shall, unless a Default or Event of Default shall have occurred and be continuing, be paid over to Lessee to reimburse Lessee for its payment of the costs and expenses incurred by Lessee in replacing or restoring pursuant to Section 16 (a) hereof the part or parts of the equipment which suffered such loss or damage.

            17.         General Indemnity.

                        Lessee assumes liability for, and shall indemnify, protect save and keep harmless Lessor and its agents, servants, successors and assigns (an "Indemnitee") from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable legal expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of this Lease or the enforcement hereof, or the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the equipment or any part thereof (including, without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort for strict liability and any claim for patent, trademark or copyright infringement); provided, however, that Lessee shall not be required to indemnify any Indemnitee for loss or liability arising from acts or events which occur after the equipment has been returned to Lessor in accordance with the Lease, or for loss or liability resulting solely from the willful misconduct or gross negligence of such Indemnitee. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

            18.         Events of Default.

                        The following events shall each constitute an event of default (herein called "Event of Default") under this Lease:

                                    (i) Lessee shall fail to execute and deliver
to Lessor (or Lessor's agent) the "Delivery Certificate" within twenty-four (24) hours of Turnover of the equipment to Lessee.

                                    (ii) Lessee shall fail to commence lease
payments on the first day of the month following the Commencement Date, or such other initiation of lease payments as specified in Section 5 of this Lease.

                                    (iii) Lessee shall fail to make any payment
of rent or other amount owing hereunder after notice has been given that payment is past due; or

                                    (iv) Lessee shall fail to maintain the
insurance required by Section 10 hereof or to perform or observe any of the covenants contained in Sections 21 or 22 hereof; or

                                    (v) Lessee shall fail to perform or observe
any other covenant, condition or agreement to be performed or observed by it with respect to this Lease and such failure shall continue unremedied for 30 days after the earlier of (a) the date on which Lessee obtains, or should have obtained knowledge of such failure; or (b) the date on which notice thereof shall be given by Lessor to Lessee; or

                                    (vi) Any representation or warranty made by
Lessee herein or in any document, certificate or financial or other statement now or hereafter furnished Lessor in connection with this Lease shall prove at any time to have been untrue, incomplete or misleading in any material respect as of the time when made; or

                                    (vii) The entry of a decree or order for
relief by a court having jurisdiction in respect of Lessee, adjudging Lessee a bankrupt or insolvent, or approving as properly filed a petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Lessee in an involuntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Lessee of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 days; or

                                    (viii) The institution by Lessee of
proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the commencement by Lessee of a voluntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of Lessee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the admission by it of its inability to pay its debts generally as they become due or its willingness to be adjudicated a bankrupt or the failure of Lessee generally to pay its debts as they become due or the taking of corporate action by Lessee in furtherance of any of the foregoing.

            19.         Remedies.

                        If an Event of Default specified in Subsection 18(vii) or (viii) above shall occur, then, and in any such event, Lessor shall not be obligated to purchase or lease any of the equipment and this Lease shall, without any declaration or other action by Lessor, be in default. If an Event of Default, other than an Event of Default specified in Subsection 18(vii) or
(viii) above, shall occur, Lessor may, at its option, declare this Lease to be in default. At any time after this Lease is in default under the first sentence of this Section 19, Lessor has declared this Lease to be in default under the second sentence of this Section 19, Lessor and/or its representative may do any one or more of the following with respect to all of the equipment or any part thereof as Lessor in its sole discretion shall elect, to the extent permitted by applicable law then in effect:

                        (a) demand that Lessee, and Lessee shall at its expense upon such demand, return the equipment promptly to Lessor at such place in the continental United States of America as Lessor shall specify, or Lessor and/or its agents, at its option, may with or without entry upon the premises where the equipment is located and disable the equipment, or make the equipment inoperable permanently or temporarily in Lessor's sole discretion, and/or take immediate possession of the equipment and remove the same by summary proceedings or otherwise, all without liability for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or for disabling or otherwise;

                        (b) sell the equipment at public or private sale, with or without notice, advertisement or publication, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the equipment as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto;

                        (c) by written notice to Lessee specifying a payment date which shall be not earlier than 20 days after the date of such notice, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, all accrued and unpaid rent for the equipment due on all Rent Payment Dates up to and including the payment date specified in such notice plus an amount (together with interest on such amount at the Late Charge Rate, from the payment date specified in such notice to the date of actual payment) equal to the excess, if any, of the Stipulated Loss Value of the equipment as of the payment date specified in such notice over the Fair Market Sale Value of the equipment as of such date;

                        (d) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. Lessor is entitled to recover any amount that fully compensates the Lessor for any damage to or loss of the Lessor's residual interest in the leased property caused by the Lessee's default.

                        In the event any present value discounting is applied, the discount rate used shall be the Federal Reserve Board Discount Rate.

                        In addition, Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the placing of the equipment in the condition required by Section 12 hereof.

                        No remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell or lease or otherwise use the equipment in mitigation of Lessor's damages or losses or which may otherwise limit or modify any of Lessor's rights or remedies under this Lease.

            20.         Lessor's Right to Perform.

                        If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Charge Rate, shall be deemed to be additional rent, payable by Lessee within 30 days of notice.

            21.         LOCATION; ASSIGNMENT OR SUBLEASE;  TITLE TRANSFER.

                        (a) LESSEE WILL NOT REMOVE THE EQUIPMENT FROM THE LOCATION SPECIFIED IN SCHEDULE 1 OF EXHIBIT A WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, EXCEPT REMOVAL OUTSIDE THE CONTINENTAL U.S. IS NOT PERMITTED. THE EQUIPMENT SHALL AT ALL TIMES BE IN THE SOLE POSSESSION AND CONTROL OF LESSEE AND LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ASSIGN THIS LEASE OR ANY INTEREST HEREIN OR SUBLEASE OR OTHERWISE TRANSFER ITS INTEREST IN ANY OF THE EQUIPMENT, AND ANY ATTEMPTED ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY LESSEE IN VIOLATION OF THESE PROVISIONS SHALL BE VOID.

                        (b) LESSOR AND LESSEE ACKNOWLEDGE THAT LESSOR (i) MAY TRANSFER ITS INTEREST IN THE EQUIPMENT TO AN OWNER OTHER THAN LESSOR. LESSOR MAY CONTEMPORANEOUSLY THEREWITH LEASE THE EQUIPMENT BACK FROM SUCH OWNER, AND (ii) MAY ASSIGN THIS LEASE. LESSEE HEREBY CONSENTS TO EACH OF THE ABOVE-DESCRIBED TRANSACTIONS. FURTHER LESSEE DOES HEREBY ACKNOWLEDGE (i) THAT ANY SUCH ASSIGNMENT BY LESSOR DOES NOT MATERIALLY CHANGE LESSEE'S DUTIES AND OBLIGATION HEREUNDER, (ii) THAT SUCH ASSIGNMENT DOES NOT MATERIALLY INCREASE THE BURDEN OR RIGHT IMPOSED ON THE LESSEE, AND (iii) THAT THE ASSIGNMENT IS PERMITTED EVEN IF THE ASSIGNMENT COULD BE DEEMED TO MATERIALLY AFFECT THE INTEREST OF THE LESSEE.

            22.         Status Changes in Lessee.

                        Lessee will not without thirty (30) days prior written notice to Lessor, (a) enter into any transaction of merger or consolidation unless it is the surviving corporation or after giving effect to such merger or consolidation its net worth equals or exceeds that which existed prior to such merger or consolidation; or (b) change the form of organization of its business; or (c) change its name or its chief place of business. Lessee must obtain Lessor's prior written concurrence before Lessee may undertake any actions to
(a) liquidate or dissolve or similar action of the Lessee's organization, or (b) sell, transfer or otherwise dispose of all or any substantial part of Lessee's assets.

            23.         Further Assurances; Financial Information.

                        (a) Lessee will, at its expense, promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to establish and protect the rights, interests and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of Uniform Commercial Code financing statements covering the equipment and proceeds therefrom in the jurisdictions in which the equipment is located from time to time. To the extent permitted by applicable law, Lessee hereby authorizes Lessor to file any such financing statements without the signature of Lessee.

                        (b) Lessee will qualify to do business and remain qualified in good standing, in each jurisdiction in which the equipment is from time to time located.

                        (c) Lessee will furnish to Lessor as soon as available, but in any event not later than 90 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee as at the end of such fiscal year, and consolidated statements of income and changes in financial position of Lessee for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved. These reports will not be disclosed to anyone other than the Lessor and/or the Owner as provided in Section 21(b).

            24.         Notices.

                        All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been given or made when deposited in the United States mail, first class postage prepaid, addressed as follows or to such other address as any of the authorized representatives of the following entities may from time to time designate in writing to the other listed below:

              Lessor:            TELECOMMUNICATIONS FINANCE GROUP
                                 400 Rinehart Road
                                 Lake Mary, Florida 32746

              Lessee:            STAR VENDING, INC.
                                 740 State Street, Suite 202
                                 Santa Barbara, CA 93101


            25.         Conditions Precedent:

                        (a) Lessor shall not be obligated to lease the items of equipment described herein to Lessee hereunder unless:

                                    (i) Such Uniform Commercial Code financing
statements covering equipment and proceeds therefrom and landlord and/or mortgagee waivers or disclaimers and/or severance agreements with respect to the items of equipment covered by this Lease as Lessor shall deem necessary or desirable in order to perfect and protect its interests therein shall have been duly executed and filed, at Lessee's expense, in such public offices as Lessor shall direct;

                                    (ii) All representations and warranties of
Lessee contained herein or in any document or certificate furnished Lessor in connection herewith shall be true and correct on and as of the date of this Lease with the same force and effect as if made on and as of such date; no Event of Default or Default shall be in existence on such date or shall occur as a result of the lease by Lessee of the equipment specified in Schedule 1 of Exhibit A;

                                    (iii) In the sole judgment of Lessor, there
shall have been no material adverse change in the financial condition or business of Lessee;

                                    (iv) All proceedings to be taken in
connection with the transactions contemplated by this Lease, and all documents incidental thereto, shall be satisfactory in form and substance to Lessor and its counsel;

                                    (v) Lessor shall have received from Lessee,
in form and substance satisfactory to it, such other documents and information as Lessor shall reasonably request;

                                    (vi) All legal matters in connection with
the transactions contemplated by this Lease shall be satisfactory to Lessor's counsel; and

                                    (vii) No Change in Tax Law, which in the
sole judgment of Lessor would adversely affect Lessor's Economics, shall have occurred or shall appear, in Lessor's good faith judgment, to be imminent.

            26.         Software License.

                        Reference is made to the form of Software Product License Agreement attached hereto as Exhibit B (the "License Document"). Lessor has arranged for the equipment manufacturer to grant Lessee a license to use the Software as defined in the License Document in conjunction with the equipment leased hereunder in accordance with the terms of the License Document. The original license fee is contained in the lease rate. To avail itself of the license grant, Lessee must execute the License Document, upon Commencement of the Lease. "Buyer" and "Licensee" as used in the License Document are synonymous with lessee.

            27.         LIMITATION OF LIABILITY.

                        LESSOR SHALL NOT BE LIABLE FOR LOST PROFITS OR
REVENUE, SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY NATURE OR FROM ANY CAUSE WHETHER BASED IN CONTRACT OR TORT, INCLUDING NEGLIGENCE, OR OTHER LEGAL THEORY EVEN IF LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LESSEE HEREBY AGREES THAT LESSOR WILL NOT BE LIABLE FOR ANY LOST PROFITS OR REVENUE OR FOR ANY CLAIM OR DEMAND AGAINST LESSEE BY ANY OTHER PARTY.

            28.          Miscellaneous.

                         (a) Any provision of this Lease which is prohibited or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                         (b) No terms or provisions of this Lease may be
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No delay or failure on the part of Lessor to exercise any power or right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right. After the occurrence of any Default or Event of Default, the acceptance by Lessor of any payment of rent or other sum owed by Lessee pursuant hereto shall not constitute a waiver by Lessor of such Default or Event of Default, regardless of Lessor's knowledge or lack of knowledge thereof at the time of acceptance of any such payment, and shall not constitute a reinstatement of this Lease, if this Lease shall have been declared in default by Lessor pursuant to Section 18 hereof or otherwise, unless Lessor shall have agreed in writing to reinstate the Lease and to waive the Default or Event of Default.

            In the event Lessee tenders payment to Lessor by check or draft containing a qualified endorsement purporting to limit or modify Lessee's liability or obligations under this Lease, such qualified endorsement shall be of no force and effect even if Lessor processes the check or draft for payment.

                         (c) This Lease with exhibits contains the full, final
and exclusive statement of the agreement between Lessor and Lessee relating to the lease of the equipment.

                         (d) This Lease shall constitute an agreement of an
operating lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the equipment except as Lessee only.

                         (e) This Lease and the covenants and agreements
contained herein shall be binding upon, and inure to the benefit of, Lessor and its successors and assigns and Lessee and, to the extent permitted by Section 21 hereof, its successors and assigns.

                         (f) The headings of the Sections are for convenience of
reference only, are not a part of this Lease and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                         (g) This Lease may be executed by the parties hereto on
any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                         (h) This Lease is deemed made and entered into in the
State of Florida and shall be governed by and construed under and in accordance with the laws of the State of Florida as if both parties were residents of Florida.

                         (i) Lessee hereby irrevocably consents and agrees that
any legal action, suit, or proceeding arising out of or in any way in connection with this Lease shall be instituted or brought in the courts of the State of Florida, or the United States Courts for the District of Florida, and by execution and delivery of this Lease, Lessee hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. Lessee irrevocably consents to service of any summons and/or legal process by registered or certified United States mail, postage prepaid, to Lessee at the address set forth in Section 24 hereof, such method of service to constitute, in every respect, sufficient and effective service of process in any legal action or proceeding. Nothing in this Lease shall affect the right to service of process in any other manner permitted by law or limit the right of Lessor to bring actions, suits or proceedings in the court of any other jurisdiction. Lessee further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the liability.

            IN WITNESS WHEREOF, Lessor and Lessee have each cause this Lease to be duly executed as of the day and year first above written and by its signature below Lessee expressly acknowledges that this Lease may not be modified unless done so in a writing signed by each of the parties hereto or their successors in interest.

                                                STAR VENDING, INC. (Lessee)



                                                By:
                                                    ---------------------------

                                                    ---------------------------
                                                             (Name & Title)

                                                Date Signed:
                                                            -------------------


                                               TELECOMMUNICATIONS FINANCE GROUP



                                                By:
                                                    ---------------------------

                                                    ---------------------------
                                                    Authorized Representative

                                                Date Signed:
                                                             ------------------

                               STAR VENDING, INC.

                            SITE: NEW YORK, NEW YORK


0.01                    SCHEDULE A - ORIGINAL LEASE VALUE
                              STIPULATED LOSS VALUE



The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

                  After Rent
                Payment Number                                 Percentage
                      0                                          105.0000
                      1                                          104.1089
                      2                                          103.2055
                      3                                          102.2898
                      4                                          101.3616
                      5                                          100.4208
                      6                                           99.4672
                      7                                           98.5008
                      8                                           97.5214
                      9                                           96.5288
                      10                                          95.5230
                      11                                          94.5038
                      12                                          93.4710
                      13                                          92.4247
                      14                                          91.3644
                      15                                          90.2903
                      16                                          89.2021
                      17                                          88.0997
                      18                                          86.9829
                      19                                          85.8517
                      20                                          84.7057
                      21                                          83.5450
                      22                                          82.3694
                      23                                          81.1786
                      24                                          79.9726
                      25                                          78.7512
                      26                                          77.5143
                      27                                          76.2617
                      28                                          74.9932
                      29                                          73.7087
                      30                                          72.4080
                      31                                          71.0910
                      32                                          69.7574
                      33                                          68.4073
                      34                                          67.0402
                      35                                          65.6562

                      36                                          64.2550
                      37                                          62.8364
                      38                                          61.4003
                      39                                          59.9466
                      40                                          58.4749
                      41                                          56.9852
                      42                                          55.4773
                      43                                          53.9510
                      44                                          52.4061
                      45                                          50.8424
                      46                                          49.2597
                      47                                          47.6578
                      48                                          46.0366
                      49                                          43.9792
                      50                                          41.9021
                      51                                          39.8050
                      52                                          37.6878
                      53                                          35.5502
                      54                                          33.3921
                      55                                          31.2133
                      56                                          29.0134
                      57                                          26.7925
                      58                                          24.5501
                      59                                          22.2862
                      60                                          20.0000

                                   SCHEDULE B



           AMENDMENT TO LEASE AGREEMENT DATED January 3, 1996 BETWEEN

                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND

                           STAR VENDING, INC. (LESSEE)

               FOR EQUIPMENT TO BE INSTALLED IN NEW YORK, NEW YORK



A DEPOSIT EQUAL TO 5% OF LESSOR'S VALUE IS REQUIRED BY LESSOR PRIOR TO SHIPMENT, WHICH WILL BE APPLIED FIRST TO THE FIRST INSTALLMENT OF LEASE RENT AND THEN TO SUCCEEDING INSTALLMENTS OF LEASE RENT UNTIL FULLY UTILIZED.

IN THE EVENT OF EARLY TERMINATION OF THE LEASE DUE TO DEFAULT BY LESSEE, ANY UNAPPLIED PORTION OF THE 5% DEPOSIT IS NON-REFUNDABLE AND WILL BE RETAINED BY LESSOR.

IN THE EVENT LESSEE HAS MORE THAN ONE LEASE WITH LESSOR, AN EVENT OF DEFAULT FOR ONE LEASE WILL, IN ITSELF, BE AN EVENT OF DEFAULT ON ALL OTHER LEASES IN THE NAME OF THE LESSEE.



TELECOMMUNICATIONS FINANCE GROUP                 STAR VENDING, INC.



By:                                              By:
   ---------------------------                       ------------------------

   ---------------------------                       ------------------------
    Authorized Representative                             (Name & Title)

Date Signed:                                     Date Signed:
            ------------------                                ---------------

                                   SCHEDULE C

           AMENDMENT TO LEASE AGREEMENT DATED January 3, 1996 BETWEEN
                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND
                           STAR VENDING, INC. (LESSEE)
               FOR EQUIPMENT TO BE INSTALLED IN NEW YORK, NEW YORK



LESSEE AFFIRMS TO THE FOLLOWING:

ALL THIRD PARTY VENDOR EQUIPMENT TO BE ADDED TO THE LEASE MUST BE PURCHASED OR APPROVED BY THE SIEMENS STROMBERG-CARLSON PURCHASING DEPARTMENT.

THE CUMULATIVE TOTAL OF THIRD PARTY VENDOR EQUIPMENT WHICH MAY BE ADDED TO THE LEASE CANNOT EXCEED 20% OF THE VALUE OF THE EQUIPMENT PROVIDED BY SIEMENS STROMBERG-CARLSON. THE ONLY THIRD PARTY VENDOR EQUIPMENT WHICH MAY BE ADDED TO A LEASE ARE APPROVED BILLING EQUIPMENT AND SYSTEMS AND OAS (OPERATOR ASSISTED SYSTEM) EQUIPMENT. OTHER ITEMS MAY BE ADDED IF THE SIEMENS STROMBERG-CARLSON OCC SENIOR PROGRAM MANAGER CONFIRMS THAT IT IS NECESSARY AS AN ADDITION TO ONE OF THE APPROVED SYSTEMS.

AN ADDITIONAL 30% MAY BE AUTHORIZED SUBJECT TO THE FURTHER LIMITATION THAT THE DOLLAR AMOUNT OF THE ADDITIONAL 30% MAY NOT EXCEED $125,000.00.

A DEPOSIT EQUAL TO 10% OF THE THIRD PARTY VENDOR EQUIPMENT IS REQUIRED BY LESSOR PRIOR TO ISSUING A PURCHASE ORDER TO THE THIRD PARTY VENDOR. THIS DEPOSIT WILL BE APPLIED FIRST TO THE FIRST INSTALLMENT OF LEASE RENT IN WHICH THE VENDOR EQUIPMENT IS INCLUDED, AND THEN TO SUCCEEDING INSTALLMENTS OF LEASE RENT UNTIL FULLY UTILIZED.

IN THE EVENT OF EARLY TERMINATION OF THE LEASE DUE TO DEFAULT BY LESSEE, ANY UNAPPLIED PORTION OF THE DEPOSIT IS NON-REFUNDABLE AND WILL BE RETAINED BY LESSOR.

A 10% FEE WILL BE ADDED TO THE PRICE OF ALL THIRD PARTY VENDOR EQUIPMENT.

THIS EQUIPMENT WILL BE ADDED TO THE LEASE AT THE THEN CURRENT LEASE RATE AS DETERMINED BY LESSOR.

TELECOMMUNICATIONS FINANCE GROUP                  STAR VENDING, INC.



By:                                               By:
   ---------------------------                       ------------------------

   ---------------------------                       ------------------------
    Authorized Representative                             (Name & Title)

Date Signed:                                      Date Signed:
             -----------------                                 --------------

                                    EXHIBIT A
                     CERTIFICATE OF DELIVERY AND ACCEPTANCE


                                                Commencement Date:______________


THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to TELECOMMUNICATIONS FINANCE GROUP ("Lessor") by STAR VENDING, INC. ("Lessee") pursuant to and in accordance with the Lease Agreement dated January 3, 1996 between Lessor and Lessee (the "Lease," the defined terms therein being used herein with their defined meanings).

1. The equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lease confirms that the items of equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the equipment hereby accepted.

3.       Lessee confirms that such items of equipment have been installed at:
         New York, New York.

4. The Lessor's value of the items of equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# 067370                            STAR VENDING, INC.



                                              By:
   ---------------------------                       ------------------------

   ---------------------------                       ------------------------
                                                          (Name & Title)


                                              Date Signed:



                                              ACCEPTED BY:
                                              TELECOMMUNICATIONS FINANCE GROUP
                                              AS OF THE ___ DAY OF _____ 19___



                                              By:
                                                  --------------------------

                                                  --------------------------
                                                   Authorized Representative

                             SCHEDULE 1 OF EXHIBIT A

                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)



                              EQUIPMENT DESCRIPTION



The items of personal property to be leased pursuant to this Lease Agreement, dated as of January 3, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and STAR VENDING, INC., as Lessee, are described below and in the attached equipment list(s):

Equipment List
--------------

Number                Description                                                      Amount
------                -----------                                                      ------
DCO-581103            A Used Siemens Stromberg-Carlson DCO-CS Equipped and Wired       $348,500.00
                      for 1152 Ports, Release 12.1 CMF and a Release 14 upgrade
                      per DCO-581103, Issue 1, Dated 04/18/95 Including
                      Installation

The above described equipment to be installed at:
New York, New York



                                               BY:
                                                   ----------------------------

                                               DATE:
                                                    ---------------------------

SIEMENS                                                Proposal No.:  DCO-581103
Stromberg-Carlson                                      Issue No.:  1
                                                       Date:  April 18, 1995



Installation Site:  New York, New York



                                                       ITEM 01

PART NUMBER                  DESCRIPTION                         QTY
-----------                  -----------                         ---

                             Rel. 14 Upgrade

822068-800                   CMF-II                               1
207600-758                   Frame Weldment                       1
207600-861A                  Pkg Assy, Frt Pwr Sup Door           1
207800-089                   Trim Pkg Assy Rear                   1
207600-833                   Pkg Assy, Front Trim                 1
207800-090                   Pkg Assy, Rear Door Mtg Hdr          1
207600-775A                  Door Assy, Front Rt (CMF)            1
207600-776A                  Door Assy, Left Front (CMF)          1
207630-922                   Door Assy, Right Rear                1
207630-921                   Door Assy, Left Rear                 1
304505-385                   Door Assy, Power Supply              1
822003-566A                  PWBA, Timeslot Interchange           4
822002-526                   PWBA, TSI PGH I/F                    4
822068-805                   PWBA                                 1
822033-596A                  PWBA (2W) Master Clk Genr            2
822727-696A                  PWBA (2W) J-Proc. JH8MB              2
814722-216                   PWBA, SLU Panel RS232                4
817647-902                   PWBA                                 1
817702-546                   PWBA, TMP                            1
817680-546                   PWBA, Bus Multiplexer II             1
814727-626                   PWBA, (2W) J-Processor               1
814770-656                   PWBA (2W) PXAM II                    1
814721-586                   PWBA, 2W 16 Chan. SLU                1
822010-616                   PWBA Tape Drive                      1

822010-626                   PWBA Disk Drive Assembly             2
822010-606                   PWBA Power and Alarm                 1
822001-566A                  PWBA, (2W) DBI                       2

SIEMENS                                                Proposal No.:  DCO-581103
Stromberg-Carlson                                      Issue No.:  1
                                                       Date:  April 18, 1995



Installation Site:  New York, New York



                                                       ITEM 01

PART NUMBER              DESCRIPTION                             QTY
-----------              -----------                             ---

                         Rel. 14 Upgrade

822005-546A              PWBA, (2W) TPPO HDI                      4
822006-556A              PWBA, (2W) TPP1                          4
822017-556A              PWBA, (2W) TPP2                          4
822020-536               PWBA                                     2
822021-546               PWBA, TSI/XOH Termin.                    2
822021-536               PWBA, TSI/XOH Termin.                    2
822024-036A              PWBA, (2W) Power Monitor                 2
817646-901               NONE                                     1
817505-686               PWBA 2W Main/Intr Rep By                 1
822511-546A              PWBA, (2W) CBC                           2
814767-026               PWBA, Diag Grading Pnl II                1
822726-526A              PWBA, (2W) MSA HDI                       2
202958-464               Tape Cartridge DC6150                    1
822702-526A              PWBA, PXAM 2 Meg                         2
822015-536               PWBA, Master Clk OSC.                    1
822718-596A              PWBA, (2W) Feature Processor             2
822717-716               PWBA, MIC II                             2
825982                   Rel 14 Start-Up                          1
827060                   Admin Enhancements                       1

                         DTF
                         ---
817577-901               MG, DS1 Host CUA                          2
817577-902               MG, Basics PWBAs DS1 CUA                  2
207600-721               PWBA Guide                                2
817560-606               PWBA, T1 Interface                       16

SIEMENS                                                Proposal No.:  DCO-581103
Stromberg-Carlson                                      Issue No.:  1
                                                       Date:  April 18, 1995



Installation Site:  New York, New York



                                                    ITEM 01

PART NUMBER            DESCRIPTION                                  QTY
-----------            -----------                                  ---

                       SS7 HARDWARE/SOFTWARE
                       ---------------------

822057-526             PWBA, Sig Subsystem Control                   2
822055-536             PWBA, Comm Link Controller                    2
814742-586             PWBA, (1W) USC                                3
822723-556             PWBA, Data Link III                           2
003009                 Common Channel Signaling System               1
003019                 Service Switching Point-800 Svc               1
003069                 CCS7 Link Pair Software                       4

SIEMENS                                                Proposal No.:  DCO-581103
Stromberg-Carlson                                      Issue No.:  1
                                                       Date:  April 18, 1995



Installation Site:  New York, New York



                                                       ITEM 01


                                IN-PLACE, ON-SITE


DESCRIPTION                                                         QTY
-----------                                                         ---

DIGITAL TRUNK FRAME
Digital Trunk Frame                                                  1
CUA-Digital Trunk                                                    3
T-1 Interface                                                       18
DTF CUA-Basic PWBA                                                   3
Rear Panels                                                          1
Frame and Joining Hardware                                           1
FCC Compliant Hardware                                               1

LINE/TRUNK FRAME
Line Trunk Frame (Analog)                                            1
Supervisory Panel                                                    1
Term Assy PWBA                                                       1
Loop Trunk, Reverse Battery                                          2
2-Way E&M Trunk                                                      2
Tone Dial Receiver PWBA                                             10
TMF/VACT Receiver PWBA                                              14
Digital DTMF Sender                                                  9
Optional Rear Panel                                                  1
CUA-Trunk Ser Grp *819001909                                         1
CUA-Service Grp *819001908                                           3
Basic PWBA for Svc Ckt CUA                                           2
Basic PWBA for Analog CUA                                            1
CUA-Line                                                             1

SIEMENS                                                Proposal No.:  DCO-581103
Stromberg-Carlson                                      Issue No.:  1
                                                       Date:  April 18, 1995



Installation Site:  New York, New York



                                                       ITEM 01


                                IN-PLACE, ON-SITE

DESCRIPTION                                                         QTY
-----------                                                         ---

POWER, RINGING & TEST FRAME
PRT 00 Frame & Power Dist.                                           1
100A Circuit Breaker Pkg                                             7
5A Circuit Breaker-AC                                                1
7A Circuit Breaker-AC                                                1
EIA Conversin Adapters                                               2
RM&M Optional Wiring                                                 1
Optional Rear Panels                                                 1
RM&M CUA                                                             1
Cable Assy                                                           1
Basic PWBAs - RM&M                                                   1
PWBA Guide                                                           1
117V AC Outlet                                                       1

COMMON EQUIPMENT FRAME/DOCUMENTATION
Operator Position Equipment                                          1
Tellabs RD Adpater w/ Case                                           1
I-Omega Disk Drives & Cabinet                                        1
I-Omega Disk Cartridge                                               1
Batt. Dischg Frm-Top 7'                                              1
Wall Mounted Newton Term Bk/BR                                       2
Installation Material                                                1
SCAT Package                                                         1

Sup'str/Pwr & Intercon Cab.                                          1
Office Related Drawings                                              3
Standard Documentation                                               3
S/C Practices (SCPs)                                                 1

SIEMENS                                                Proposal No.:  DCO-581103
Stromberg-Carlson                                      Issue No.:  1
                                                       Date:  April 18, 1995



Installation Site:  New York, New York



                                                       ITEM 01


                                IN-PLACE, ON-SITE


DESCRIPTION                                                       QTY
-----------                                                       ---

SOFTWARE FEATURES
Qty of Trunk Groups                                               256
No. Members per Group                                              10
Qty PBX Hunt Groups                                               256
No. Members per Group                                              10
ANI Codes Validated                                               128
Speed Calling - Private                                             1
Speed Calling - Public                                              1
Authorization Codes - Qty                                       27000
Traffic Meas. Enhanced                                              1
Alarm Send/Check to 7/10D                                           1

MISCELLANEOUS
300/1200 Baud Modem                                                 1
ETC Digicept Announcer 4 Channel                                    1
DEC LA 120 120 Keyboard Printer                                     1

TRANSMISSION TEST EQUIPMENT
DSX Panel - ADC DSX-BEST-56                                         1

POWER EQUIPMENT
Exide EMF Battery 175AH                                             1
Battery Charger 100 Amp/50V                                         2
Charger Rack Mtg Assy 7'                                            1

                                    EXHIBIT B
                           SOFTWARE LICENSE AGREEMENT

Lessee (hereinafter referred to as "Licensee") will acquire under lease certain Siemens Stromberg-Carlson (hereinafter referred to as "Licensor") products the "Designated Product" (defined below), which utilizes the "Software Product" in the operation of the Designated Product. The Software Product is furnished pursuant to the following terms and conditions.

1.           DEFINITIONS

            In addition to definitions contained elsewhere herein, certain terms shall have meanings as follows:

            1.1 "Affiliate" means any other entity directly or indirectly controlling or controlled by a party hereto or directly or indirectly controlled by a parent entity in common with such party. Control means the ownership of at least fifty (50) percent of the voting rights in such entity. And, as to Licensor, includes the partners comprising it and their parents, subsidiaries and subsidiaries of such parents.

            1.2 "Designated Product" means the Siemens Stromberg-Carlson equipment supplied to the Licensee under a lease of which this Software License Agreement forms a part.

            1.3         "Modification" means any change to the Software Product.

            1.4 "Modification Grant-Back Rights" means royalty-free, worldwide non-exclusive rights to make, have made, license (including disposition to an end-user) and use under copyrights to software, patents, copyrights to firmware and semiconductor mask registration rights in and to Modifications and to make derivative works with the right to sub-license to Affiliates (such sublicense to survive any subsequent termination of the affiliation).

            1.5 "Software Product" means the software computer program, including activated and non-activated features, which is provided for use in the operation of the Designated Product and which includes the following materials: (i) a set of machine readable computer program instructions recorded on magnetic tape or other storage media; (ii) a source code listing of the data base portion (if any) of the computer program instructions augmented by the programmer's annotations; (iii) all releases, issues or short sequences of computer program instruction modifications ("patches") furnished by Licensor to the Licensee as a replacement for, or for the modification of, previously furnished materials; (iv) all derivative works or Modifications, by whomever made, of any of the foregoing and (v) all copies of any of the foregoing, in whole or in part, by whomever made.

2.           LICENSE GRANT

In consideration of the right-to-use fee stated in the Licensor's invoice for the Designated Product, the Licensor grants for as long as Licensee or its authorized assignee uses the Designated Product in the manner provided below, and the Licensee accepts, an indivisible, non-exclusive and non-transferable (except as provided in Section 2.1) license in each Software Product furnished hereunder to use the Software Product, less the non-activated features, only on the Designated Product for the sole purpose of operating the Designated Product as a public telecommunications switching system subject to the following conditions.

            2.1 The Licensee Agrees: (i) to limit its use of each Software Product solely to the operation of the Designated Product on which it was originally installed and no other purpose; (ii) to limit its making of copies of the Software Product, in whole or in part, to copies reasonably necessary for the operation of the Designated Product and for archival purposes and shall make none other, (iii) to reproduce all proprietary notices, including the copyright notices of the Licensor, which appear on or are encoded within the Software Product in the form or forms in which the Software Product is received from the Licensor, upon all copies, derivative works or other modifications which the Licensee shall make; (iv) that the Software Product (physical materials, including all copies by whomever made) shall be the property of the Licensor;
                        (v) not to do, cause or permit to be done, anything to activate any of the subsisting non-activated computer instruction steps therein; (vi) not to, nor attempt to, decompile or reverse assemble all or any portion of the Software Product, nor shall it authorize or permit any others to do so; and (vii) that the Software Product is the proprietary material of Licensor and Licensee shall keep the Software Product confidential, treat it as it does its own proprietary materials and disclose it only to its employees that have a need to know and third parties who are needed to maintain the Designated Product provided such third parties have agreed in writing to keep the Software Product confidential.

            2.2 Licensor reserves to itself the exclusive right to cause the subsisting non-enabled program instruction steps to be activated (by the issuance under this License of a version of Software Product having the applicable additional computer instruction steps enabled) pursuant to standard right-to-use software license upgrade fees or, in the absence of a standard upgrade fee, for an upgrade fee to be negotiated.

            2.3 As an additional fee required hereunder for the Software Product, the Licensee shall further pay to the Licensor any state or local taxes, however designated, levied against and paid by the Licensor, based upon this transaction or based upon Licensor's or the Licensee's interests in the Software Product, including sales, privilege, use, personal, property or intangible property taxes, exclusive, however, of taxes based upon net income.

            2.4 Notwithstanding any other provision hereof, in the event Licensor develops or makes, or has developed or made, Modification(s) to the Software Product which represent, in Licensor's sole judgment, value added to the Designated Product or which represent an improvement of performance of the Designated Product, the Licensor reserves the right to market the Modification(s) as a separate offering requiring payment of an additional right-to-use fee and which, at the Licensor's option, may require the Licensee to execute a new Software License Agreement.

            2.5 The Licensee hereby grants and agrees to grant to the Licensor, to the extent it lawfully may, Modification Grant-Back Rights related to any development, whether made by Licensor, Licensee or agents of the Licensee, of all or any portion of any Software Product furnished hereunder pursuant to any request or specifications by the Licensee for a design different from Licensor's design, and regardless of whether or not the Licensee has compensated the Licensor for its performance of such development. Title to patents, copyrights, trade secrets and mask registrations developed by Licensor pursuant to any request or specification by the Licensee, and regardless of whether the Licensee has compensated the Licensor for its performance of such development, shall vest in Licensor. Licensee, however, shall receive a royalty free license of the same scope as this Software License Agreement to the results of such development.

            2.6 The Licensee shall not merge any Software Product with other software computer program materials to form a derivative work or otherwise make Modifications or alter a Software Product in any manner whatsoever.

            2.7 The Licensee agrees that any communication or other disclosure of information it makes to the Licensor related to a request/specification for any Modification to Licensor's design of the Software Product shall be made upon a non-confidential basis without any manner of restriction of the Licensor in its use or dissemination of received information.

            2.8 The Licensor or the Licensee shall have the right to terminate this License in the event of any default by the other party which the defaulting party fails to correct within a period of sixty (60) days after the receipt of notice thereof from the non-defaulting party, or immediately and without notice in the event that any bankruptcy arrangement for the benefit of creditors or insolvency proceedings are commenced by or against the Licensee, or in the event of the appointment of an assignee for the benefit of creditors or a receiver of the Licensee or its properties. However, in the event at the time the Licensor shall be entitled to exercise the foregoing right to immediately and without notice terminate this License, and such termination would cause interruption of service to governmentally franchised telephone common carrier subscribers, the Licensor agrees in good faith (but with due regard to the protection of licensed interests) to provide its best efforts to cooperate with the enfranchising authority to avoid disruption of such services. No termination hereunder shall prejudice any of the non-defaulting party's rights arising prior thereto or shall limit in any way the other remedies available to the non-defaulting party.

            2.9 Upon cessation of use of the Designated Product, the Licensee shall, as instructed by the Licensor, either return the Software Product to the Licensor or destroy the Software Product.

            2.10 Should any obligation of either party under this License be found illegal or unenforceable in any respect, such illegality or unenforceability shall not affect any other provision of this License, all of which shall remain enforceable in accordance with their terms. Should any obligations of either party under this License be found illegal or unenforceable by reason of being excessive in extent or breadth with respect to duration, scope or subject matter, such obligations shall be deemed and construed to be reduced to the maximum duration, to the end that such obligations shall be and remain enforceable to the maximum extent allowable.

            2.11 Any notice or other communication required or permitted to be made or given hereunder to either party hereto shall be sufficiently made or given on the date of mailing, if sent to such party by certified mail, return receipt requested, postage prepaid, addressed to it as its address set forth in this Agreement.

            2.12 The Licensee's rights hereunder are assignable, but only as part of a transaction in which ownership of the Designated Product is transferred to an Affiliate of Licensee or as part of a sale or transfer of substantially all of the assets of Licensee. It is agreed that as a condition to the exercise of the Licensee's right to assign this License, the Licensee shall have previously obtained and provided to Licensor a written assignment in which the assignor identifies and incorporates by reference this License and intermediate assignments prior to any physical transfer or Turnover of the Software Product to such assignee.

3.           PATENT OR COPYRIGHT OR TRADEMARK INFRINGEMENT

            Licensor agrees, at its expense, to defend and indemnify Licensee in any suit, claim or proceeding brought against Licensee alleging that any Software Product licensed hereunder directly infringes any U.S. Letters Patent, U.S. Copyright or U.S. Trademark, provided Licensor is promptly notified, given assistance required and permitted to direct the defense. Further, Licensor agrees to pay any judgment based on infringement rendered in such suit by final judgment of a court of last resort, but Licensor shall have no liability for settlements or costs incurred without its consent. Should the use of the Software Product by Licensee be enjoined, or in the event that Licensor desires to minimize its liability hereunder, Licensor may fulfill its obligations hereunder by either substituting non-infringing equivalent software or modifying the infringing Software Product or portion thereof so that it no longer infringes, but remains functionally equivalent, or to obtain for Licensee, at the expense of Licensor, the right to continue use of such Software Product, or if in the sole judgment of Licensor none of the foregoing is feasible, Licensor may take back the Software Product and refund to Licensee the undepreciated amount of any paid-up fee that has been paid to Licensor. The foregoing states the entire liability of Licensor for patent, copyright or trademark infringement or for any breach of warranty of non-infringement, express or implied. The foregoing indemnity shall not apply to any suit, claim or proceedings based upon allegations that a process or method claim of a patent is infringed, nor to Infringements arising from modification of the Software Product by anyone other than Licensor, or to allegations of infringement based on the combination of the Software Product with software or products supplied by Licensee or others, nor to infringements arising from

            Software Products made to the specification or design of Licensee, and Licensee agrees to indemnify Licensor to an extent equivalent to that provided to the Licensee hereinabove in the event that any suit, claim or proceeding is brought against Licensor based upon any of the foregoing infringement circumstances which are excluded from the Licensor's indemnification to the Licensee.

4.           WARRANTY AND DISCLAIMER OF WARRANTY

            4.1 Licensor warrants that the Software Products, other than the data base portion of the Software Product covered by this Agreement, will, at the time of the Turnover, substantially conform to its functional description in Licensor's technical proposal. Licensee's sole remedy and Licensor's sole obligation shall be to deliver any amendments or alterations required to correct any such non-conforming Software which is found to be defective within a period of one (1) year after Turnover and which significantly affects its performance.

            4.2 Licensor warrants that the data base portion of the Software Product covered by this License shall substantially conform to the site dependent data submitted by Licensee. Licensee's sole remedy and Licensor's sole obligation shall be to correct any nonconforming data base which is found to be defective within a period of ninety (90) days after Turnover.

            4.3 The foregoing warranties do not extent to defects or non-conformities from any cause, including but not limited to, abuse, acts of God, improper installation, modifications or maintenance (if performed by other than Licensor) and other defects traceable to Licensee's acts of omissions; or defects or nonconformities in software, firmware or data base traceable to Licensee's errors, modifications or system changes.

            4.4 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. BUYER FURTHER AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY LOSS OF DATA OR USE, LOST PROFITS OR REVENUE, OR FOR ANY CLAIM OR DEMAND AGAINST BUYER BY ANY OTHER PARTY. IN NO EVENT WILL LICENSOR BE LIABLE FOR CONSEQUENTIAL DAMAGES, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.           LIMITATION OF LIABILITY

            5.1 LICENSOR SHALL NOT BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE AND FROM ANY CAUSE, WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), INFRINGEMENT OF STATUTORY PROPRIETARY RIGHTS, INCLUDING PATENT, COPYRIGHT OR TRADEMARK (EXCEPT AS EXPRESSLY PROVIDED IN SECTION 3 ABOVE), OR ANY OTHER LEGAL THEORY, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSEE FURTHER AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY LOSS OF DATA OR USE, LOST PROFITS OR REVENUE, OR FOR ANY CLAIM OR DEMAND AGAINST LICENSEE BY ANY OTHER PARTY.

            5.2 LICENSEE ASSUMES SOLE RESPONSIBILITY FOR ENSURING THAT THE BILLING CENTER CAN CORRECTLY READ CALL RECORDS. LICENSEE'S RESPONSIBILITY INCLUDES READING DAILY THE AMA FRAME AND/OR POLLING SYSTEM TAPE(S) BY THE BILLING SYSTEM COMPUTER TO ENSURE ALL TICKET INFORMATION IS PRESENT. RISK OF LOSS FOR ANY DATA, USE, REVENUE OR PROFIT ASSOCIATED THEREWITH IS ON LICENSEE.

6.           CHOICE OF LAW AND JURISDICTION

            The validity, performance and construction of these terms and conditions shall be governed by the laws of the State of Florida without regard to its Choice of Law provisions. Licensee hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Software License Agreement shall be brought in the courts of the State of Florida or in the United States court sitting in the State of Florida and hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of any such court and to all proceedings in such court.

7.           INTEGRATION

            This Software License Agreement constitutes the entire understanding of the parties hereto and supersedes all previous communications, representations and understandings between the parties with respect to the subject matter of this Software License Agreement.

WHEREFORE, the parties hereto manifest their agreement to the terms and conditions hereinabove, effective on the date first above written, by affixing hereto the signatures of their respective authorized representatives hereinbelow.


SIEMENS STROMBERG-CARLSON                 STAR VENDING, INC.
(LICENSOR)                                (LICENSEE)


By:___________________________________    By:___________________________________

______________________________________    ______________________________________
            (Name & Title)                            (Name & Title)

Date Signed:__________________________    Date Signed:__________________________

                          ASSIGNMENT OF PURCHASE ORDER



            This Assignment between STAR VENDING, INC. ("Company") and TELECOMMUNICATIONS FINANCE GROUP ("Lessor"),

            WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

            WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

            WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

            NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligation under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

            IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

TELECOMMUNICATIONS FINANCE GROUP          STAR VENDING, INC.



By:___________________________________    By:___________________________________

______________________________________    ______________________________________
    Authorized Representative                        (Name & Title)

Date Signed:__________________________    Date Signed:__________________________

                                  ATTACHMENT A
SIEMENS
Stromberg-Carlson                                                   OCC CONTRACT


400 Rinehart Road
Lake Mary, Florida 32746
(407) 942-5000


Buyer:  Star Vending, Inc.                      DATE:       04/18/95
      _________________________________   INSTALLATION SITE:  New York, NY
_______________________________________                     ____________________
_______________________________________   ______________________________________

This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.

2.    Technical Proposal No. DCO-581103  , Issue  1  , dated 04/18/95  .
                            _____________       _____        __________

3.    Payment Terms:

            * 100% of equipment price upon delivery, F.O.B. Lake Mary, Florida

            * 100% of installation price upon installation turnover.

------- ------------------------------------   ----------   ----------   --------------   ---------------
 Item               Description                 Quantity    Unit Price       Total           Delivery
                                                                                            (Month ARO)
                                                                                             Schedule
------- ------------------------------------   ----------   ----------   --------------   ---------------

  01    Proposal for an in-place DCO-CS
        equipped and wired for 1152 ports,
        Release 12.1 CMF and a Release 14
        upgrade per DCO-581103, Issue 01,
        dated 04/18/95.

                                    Material                                 $320,000
                                Installation                                   28,500
                                                                             --------
                                       TOTAL                                 $348,500

        (continued on page 1a)
------- ------------------------------------   ----------   ----------   --------------   ---------------

NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

---------------------------------------------     -----------------------------------------
This Contract is agreed to for item(s):           Siemens Stromberg-Carlson Home Office
                                                  Acceptance
_____________________________________________     By:______________________________________
                                                                                      Date


By:__________________________________________     Receipt of $                        from
     Authorized Representative & Title   Date     Buyer is Hereby Acknowledged
For:                                              By:______________________________________
              (Buyer/Licensee)                                                        Date

---------------------------------------------     -----------------------------------------

SIEMENS                                                                 CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                           SHEET


             Star Vending, Inc.                          DCO-581103
                                                         Issue:  01
                                                         Date:  04/18/95
                                                         Page 1a


Item        Description                  Qty.        Unit Pr.         Total
--------------------------------------------------------------------------------


NOTES:



AVAILABILITY OF THE ABOVE IN-PLACE SWITCH CONTINENT NEGOTIATIONS WITH THE CURRENT LESSEE.

ITEM 01 PRICE IS BASED O THE RETURN OF THE EXISTING CMF UPON COMPLETION OF THE UPGRADE TO RELEASE 12.1.

A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF APPLIED AGAINST A LEASE, IT WILL APPLY TO THE FIRST AND THIRTEENTH PAYMENTS AND CONTRIBUTE TO THE LAST PAYMENT.

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE


                                         Commencement Date: August 2, 1996


THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to TELECOMMUNICATIONS FINANCE GROUP ("Lessor") by STAR VENDING, INC. ("Lessee") pursuant to and in accordance with the Lease Agreement dated January 3, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).


1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.


2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under
            Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or
            (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.


3.          Lessee confirms that such items of Equipment have been installed at:
            60 Hudson Street, Suite 1215, New York, New York 10013.


4. The Lessor's Value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.


5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto; and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.


6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.


7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.


8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.


            IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.


Refer S.O. #ADDITION I/EQUIPMENT LIST    STAR VENDING, INC.


$ TFG-96150                              By:____________________________________

                                         _______________________________________
                                                      (Name & Title)


                                         Date Signed:___________________________


                                         ACCEPTED BY:
                                         TELECOMMUNICATIONS FINANCE GROUP
                                         AS OF THE ____ DAY OF __________, 19__.


                                         By:____________________________________

                                         _______________________________________
                                                 Authorized Representative

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)



                              EQUIPMENT DESCRIPTION


The items of personal property to be leased pursuant to this Lease Agreement, dated as of January 3, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and STAR VENDING, INC., as Lessee, are described below and in the attached equipment list(s):

Equipment List
--------------
Number              Description                                               Amount
------              -----------                                               ------

DCO-581103          A USED SIEMENS STROMBERG-CARLSON DCO-CS                $348,500.00
                    EQUIPPED AND WIRED FOR 1152 PORTS, RELEASE 12.1
                    CMF AND A RELEASE 14 UPGRADE PER DCO-581103,
                    ISSUE 1, DATED 04/18/95 INCLUDING INSTALLATION
                    FREIGHT                                                   3,535.65

TFG-96150           ADDITION I                                              362,181.53

                                                        TOTAL              $714,217.18
                                                        =====              ===========


The above described equipment installed at:

60 Hudson Street, Suite 1215, New York, New York 10013


                                            ACCEPTED BY:________________________

                                            DATE:_______________________________

                                                   Dated:  January 3, 1996
                                                   Revised:  July 17, 1996

EQUIPMENT LIST # TFG-96150                                 DATED:  July 17, 1996

COMPANY:          STAR VENDING, INC.
SITE LOCATION:    NEW YORK, NEW YORK
ADDITION:         I

PART NO./DESCRIPTION                                      QUANTITY                  AMOUNT
--------------------                                      --------                  ------

      SS-C
      ----

USED 2304 PORT ADDITION PER DCO-681030, ISSUE 2,
DATED 01/31/96 (S.O. #069558) AS FOLLOWS:

     MATERIAL                                              1 LOT                 $168,570.00
     INSTALLATION                                                                  14,300.00
     FREIGHT                                                                        1,473.58

     THIRD PARTY VENDOR - ALTA COMPUTER CORP.
     ----------------------------------------

EQUIPMENT AS FOLLOWS:                                      1 LOT                   17,274.40
P/N: 261614, MAG INNOVISION 21" MONITOR                      1
P/N: 485945, OMNIVIEW VIDEO/KEYBOARD SHARING
  DEVICE PS/2 VERSION                                        1
P/N: 485948, OMNIVIEW PS/2 CABLE KIT                         4
P/N: 123561, BELKIN MONITOR EXTENSION CABLE                  4
P/N: 263218, KINGSTON NETWORK INTERFACE CARDS                1
  6-PACK
P/N: 275883, 3COM LINKBUILDER FMS II 24-PORT HUB             1
P/N: 257804, EPSON FX-870 9-PIN DOT MATRIX PRINTER           1
P/N: 257835, EPSON SERIAL INTERFACE FOR FX-870 PRINTER       1
P/N: 901214, 3COM NETBUILDER REMOTE OFFICE 221               1
  ROUTER
P/N: 371451, INTEL ETHEREXPRESS PRO 10/100 FAST
  ETHERNET CARD                                              1
P/N: 436704, WYSE 14" TERMINAL                               2
P/N: 436734, WYSE 102-KEY KEYBOARD FOR TERMINAL              2
P/N: 123516, BELKIN SERIAL CABLE                            10
P/N: 239802, BELKIN F/F DB-25 GENDER CHANGER                10
P/N: 123589, BELKIN DB-25 NULL MODEM ADAPTER                10
P/N: 336827, DATA PRODUCTS 8500 PRINTER                      1
P/N: 262513, MICROCOMPUTER ACCESSORIES PRINTER               1
  STAND
P/N: 1641, HELLO DIRECT 100' PHONE HEADSET                   1
DOVE DATA CALL COLLECT SOFTWARE                              2
DOVE DATA X.25 CARD FOR PC                                   2
P/N: 303431, DIGI PC/8EM RJ-45 SERIAL SYSTEM                 2
P/N: 303475, DIGI RJ45 TO DB25 MALE 4-FOOT CABLE            16
PCC V.35 TO V.35 CABLE (MALE)                                1
P/N: 239860, OMNIVIEW VIDEO/KEYBOARD SHARING                 1
  DEVICE

     THIRD PARTY VENDOR - CENTURY TELECOM
     ------------------------------------

SAGE 930A COMMUNICATIONS TEST SET, S/N 4193                  1                     10,835.00
TTC 209A T-CARRIER TEST SET W/BATTERY OPTION,
  S/N 3818                                                   1                      3,294.50
SHIPPING & HANDLING                                                                   100.00

EQUIPMENT LIST # TFG-96150                                DATED:  July 17, 1996
(PAGE 2)

PART NO./DESCRIPTION                                      QUANTITY                  AMOUNT
--------------------                                      --------                  ------

     THIRD PARTY VENDOR - DITECH
     ---------------------------

ECHO CANCELLER                                               46                    63,756.00
FREIGHT                                                                               254.75
SHELF, 18 DIGROUP                                             6                     4,620.00
AIR BAFFLE, 2 RACK UNIT                                       5                       385.00
FREIGHT                                                                               147.00

     THIRD PARTY VENDOR -MICRON
     --------------------------

P133 HOME MPC B (ATX) COMPUTERS NOW                           4                    10,555.60
SHIPPING AND HANDLING                                                                 396.00
P133 HOME MPC B (ATX) COMPUTERS NOW                           2                     5,277.80
SHIPPING AND HANDLING                                                                 198.00

     THIRD PARTY VENDOR - WALKER GROUP
     ---------------------------------

TLC PL                                                        5                        84.70
FREIGHT                                                                                14.00

TLC HORIZ RING PNL                                            5                       114.95
TLC PL                                                        5                       126.78
FREIGHT                                                                                14.00

TLC CONV PLUG                                                 5                        51.70
TLC ADAPTER                                                   5                        99.00
FREIGHT                                                                                14.00

TLC PATCH CORD HOLDER                                         3                       108.90
TLC 18 MOD CHASSIS 7X23                                       2                       762.30
FREIGHT                                                                               122.00

PCI 4PRT K5530/V35 S/RATE DATA                                1                     1,787.50
FREIGHT                                                                                12.75

ADC 23" HRXNL RG14-24815-0010                                22                     2,388.54
FREIGHT                                                                               313.50

PCI 10-P RS-232C SYN/ASYN SRU                                 1                     1,716.00
FREIGHT                                                                                13.50

TLC DSX1 RX-CNT, PANEL                                       22                    23,964.05
TLC BLUE NICKEL P/C 10 FOOT                                  10                       254.65
TLC 3 COND. LOOPING PLUG                                     30                       227.04
FREIGHT                                                                               443.25

PCI DC POWER SUPPLY                                           2                     1,430.00
PCI RING GENERATOR                                            1                       286.00
PCI UNIV ENCLOSURE + INSTALL KIT                              1                     1,072.50
PCI INTERFACE CARD + MODEM                                    1                     1,287.00
PCI CPU + X-CONN W/8801 V3.43                                 2                     6,435.00

EQUIPMENT LIST # TFG-96150                                DATED:  July 17, 1996
(PAGE 2)

PART NO./DESCRIPTION                                      QUANTITY                  AMOUNT
--------------------                                      --------                  ------

PCI DUAL T1/E1 CARD                                           2                     2,431.00
PCI DSX/CEPT MODULE                                           4                     1,430.00
FREIGHT                                                                                65.75

PCI CARD                                                      1                       604.18
TLC + CONN WIRE                                              20                     1,524.60
TLC PL                                                       30                     1,833.81
TLC PL                                                       10                       467.50
TLC PL                                                       10                       165.00
TLC TERM PLUG                                                10                        64.90
TLC MODULE                                                   20                     8,602.00
TLC ADAPTER                                                   5                       126.50
TLC TOOL                                                      1                        36.30
FREIGHT                                                                               248.75
                                                                                  -----------

                                                      TOTAL                       $362,181.53
                                                      =====                       ===========

SIEMENS                                               Proposal No.:  DCO-681030
STROMBERG-CARLSON                                     Issue No.:  2
                                                      Date:  January 31, 1996


INSTALLATION SITE:  NEW YORK, NY


PART NUMBER               DESCRIPTION                                   QTY
-----------               -----------                                   ---

                                    ITEM 01

                          DTF-01/02
                          ---------
817577-900                DTF Frame Assembly                             2
817577-901                DS-1 Host CUA                                 12
817577-902                DS-1 Basic PWBAs                              12
817560-626                T-1 Interface PWBA                            96
207600-225                DTF Frame Package                              2
207600-721                Card Guide                                    12
207800-079                Front Door Mounting                            2
207800-080                Rear Door Mounting                             2
207600-158                Right Door                                     4
207600-159                Left Door                                      4
817577-924                Base Mount Blower Assembly                     2

                          LTF-00/01
                          ---------
814574-900                LTF Frame Assembly                             1
814574-901                Supervisory Panel                              1
814574-904                Ejector Bar                                    2
814574-903                Terminator Assembly                            1
207600-720                Card Guide                                     5
207600-210                LTF Frame Package                              1
207600-014                Terminal Block Assembly                        1
814574-992                Universal Service CUA                          5
814574-995                Basic PWBAs                                    5
814742-576                Digital DTMF Receiver PWBA (FOC)               3
814571-686                Digital TMF Receiver PWBA                     27
814572-576                Digital TMF Sender PWBA                        6
814695-556                Digital DTMF Sender PWBA                       6
814643-596                Digital DTMF Receiver PWBA                    30
207600-160                Front Door Mounting                            1
207600-471                Rear Door Mounting                             1
207600-158                Right Door                                     2
207600-159                Left Door                                      2

SIEMENS                                               Proposal No.:  DCO-681030
STROMBERG-CARLSON                                     Issue No.:  2
                                                      Date:  January 31, 1996


INSTALLATION SITE:  NEW YORK, NY


PART NUMBER               DESCRIPTION                                   QTY
-----------               -----------                                   ---

                                ITEM 01 (CONT.)

                          CMF
                          ---

814095-616                Service Group Diag. PWBA                       2
822003-596                1024 Port TSI PWBA                             8
822002-526                TSI/PGH Interface PWBA                         8
207800-482                TSI/PGHGP Cable                                8
822005-546                TPP 0 PWBA                                     4
822006-576                TPP 1 PWBA                                     4
822017-566                TPP 2 PWBA                                     4
822068-810                Diag. Grading Panel CCS-01                     1
822068-811                Diag. Grading Panel CCS-02                     1

                          PRT
                          ---

817576-938                Circuit Breaker                                4

                          Miscellaneous
                          -------------

4-24419-0290              DSX Panel, ADC DSX-DR 19                       4
PJ716                     Bantem Patch Cord                             16
DOC-ADD                   Additions Documentation                        1
202975-592                7' x 19" Relay Rack                            1

                          ASSIGNMENT OF PURCHASE ORDER


            This Assignment between STAR VENDING, INC. ("Company") and TELECOMMUNICATIONS FINANCE GROUP ("Lessor').

            WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

            WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

            WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

            NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

            1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

            2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on
Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

            3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

            IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

TELECOMMUNICATIONS FINANCE GROUP          STAR VENDING, INC.


By:____________________________________   By:__________________________________

_______________________________________   _____________________________________
        Authorized Representative                     (Name & Title)

Date Signed:___________________________   Date Signed:_________________________

                                  ATTACHMENT A

EQUIPMENT LIST #TFG-96150                                 DATED:  July 17, 1996


COMPANY:         STAR VENDING, INC.
SITE LOCATION:   NEW YORK, NEW YORK
ADDITION:        I

PART NO./DESCRIPTION                                      QUANTITY                 AMOUNT
--------------------                                      --------                 ------

     SS-C
     ----

USED 2304 PORT ADDITION PER DCO-681030, ISSUE 2, DATED
01/31/96 (S.O. #069558) AS FOLLOWS:

     MATERIAL                                               1 LOT                $168,570.00
     INSTALLATION                                                                  14,300.00
     FREIGHT                                                                        1,473.58

     THIRD PARTY VENDOR - ALTA COMPUTER CORP.
     ----------------------------------------

EQUIPMENT AS FOLLOWS:                                       1 LOT                  17,274.40
P/N: 261614, MAG INNOVISION 21" MONITOR                         1
P/N: 485945, OMNIVIEW VIDEO/KEYBOARD SHARING
  DEVICE PS/2 VERSION                                           1
P/N: 485948, OMNIVIEW PS/2 CABLE KIT                            4
P/N: 123561, BELKIN MONITOR EXTENSION CABLE                     4
P/N: 263218, KINGSTON NETWORK INTERFACE CARDS
  6-PACK                                                        1
P/N: 275883, 3COM LINKBUILDER FMS II 24-PORT HUB                1
P/N: 257804, EPSON FX-870 9-PIN DOT MATRIX PRINTER              1
P/N: 257835, EPSON SERIAL INTERFACE FOR FX-870
  PRINTER                                                       1
P/N: 901214, 3COM NETBUILDER REMOTE OFFICE 221
  ROUTER                                                        1
P/N: 371451, INTEL ETHEREXPRESS PRO 10/100 FAST
  ETHERNET CARD                                                 1
P/N: 436704, WYSE 14" TERMINAL                                  2
P/N: 436734, WYSE 102-KEY KEYBOARD FOR TERMINAL                 2
P/N: 123516, BELKIN SERIAL CABLE                               10
P/N: 239802, BELKIN F/F DB-25 GENDER CHANGER                   10
P/N: 123589, BELKIN DB-25 NULL MODEM ADAPTER                   10
P/N: 336827, DATA PRODUCTS 8500 PRINTER                         1
P/N: 262513, MICROCOMPUTER ACCESSORIES PRINTER
  STAND                                                         1
P/N: 1641, HELLO DIRECT 100' PHONE HEADSET                      1
DOVE DATA CALL COLLECT SOFTWARE                                 2
DOVE DATA X.25 CARD FOR PC                                      2
P/N: 303431, DIGI PC/8EM RJ-45 SERIAL SYSTEM                    2
P/N: 303475, DIGI RJ45 TO DB25 MALE 4-FOOT CABLE               16
PCC V.35 TO V.35 CABLE (MALE)                                   1
P/N: 239860, OMNIVIEW VIDEO/KEYBOARD SHARING
  DEVICE                                                        1

EQUIPMENT LIST #TFG-96150                                 DATED:  July 17, 1996
(PAGE 2)

PART NO./DESCRIPTION                                       QUANTITY                 AMOUNT
--------------------                                       --------                 ------

     THIRD PARTY VENDOR - CENTURY TELECOM
     ------------------------------------

SAGE 930A COMMUNICATIONS TEST SET, S/N 4193                      1                 10,835.00
TTC 209A T-CARRIER TEST SET W/BATTERY OPTION,
  S/N 3818                                                       1                  3,294.50
SHIPPING & HANDLING                                                                   100.00

     THIRD PARTY VENDOR - DITECH
     ---------------------------

ECHO CANCELLER                                                  46                 63,756.00
FREIGHT                                                                               254.75
SHELF, 18 DIGROUP                                                6                  4,620.00
AIR BAFFLE, 2 RACK UNIT                                          5                    385.00
FREIGHT                                                                               147.00

     THIRD PARTY VENDOR - MICRON
     ---------------------------

P133 HOME MPC B (ATX) COMPUTERS NOW                              4                 10,555.60
SHIPPING AND HANDLING                                                                 396.00
P133 HOME MPC B (ATX) COMPUTERS NOW                              2                  5,277.80
SHIPPING AND HANDLING                                                                 198.00

     THIRD PARTY VENDOR - WALKER GROUP
     ---------------------------------

TLC PL                                                           5                     84.70
FREIGHT                                                                                14.00

TLC HORIZ RING PNL                                               5                    114.95
TLC PL                                                           5                    126.78
FREIGHT                                                                                14.00

TLC CONV PLUG                                                    5                     51.70
TLC ADAPTER                                                      5                     99.00
FREIGHT                                                                                14.00

TLC PATCH CORD HOLDER                                            3                    108.90
TLC 18 MOD CHASSIS 7X23                                          2                    762.30
FREIGHT                                                                               122.00

PCI 4PRT K5530/V35 S/RATE DATA                                   1                  1,787.50
FREIGHT                                                                                12.75

ADC 23" HRXNL RG 14-24815-0010                                  22                  2,388.54
FREIGHT                                                                               313.50

PCI 10-P RS-232C SYN/ASYN SRU                                    1                  1,716.00
FREIGHT                                                                                13.50

TLC DSX1 RX-CNT, PANEL                                          22                 23,964.05
TLC BLUE NICKEL P/C 10 FOOT                                     10                    254.65
TLC 3 COND. LOOPING PLUG                                        30                    227.04
FREIGHT                                                                               443.25

EQUIPMENT LIST #TFG-96150                                 DATED:  July 17, 1996
(PAGE 3)

PART NO./DESCRIPTION                                       QUANTITY                AMOUNT
--------------------                                       --------                ------

PCI DC POWER SUPPLY                                              2                  1,430.00
PCI RING GENERATOR                                               1                    286.00
PCI UNIV ENCLOSURE + INSTALL KIT                                 1                  1,072.50
PCI INTERFACE CARD + MODEM                                       1                  1,287.00
PCI CPU + X-CONN W/8801 V3.43                                    2                  6,435.00
PCI DUAL T1/E1 CARD                                              2                  2,431.00
PCI DSX/CEPT MODULE                                              4                  1,430.00
FREIGHT                                                                                65.75

PCI CARD                                                         1                    604.18
TLC + CONN WIRE                                                 20                  1,524.60
TLC PL                                                          30                  1,833.81
TLC PL                                                          10                    467.50
TLC PL                                                          10                    165.00
TLC TERM PLUG                                                   10                     64.90
TLC MODULE                                                      20                  8,602.00
TLC ADAPTER                                                      5                    126.50
TLC TOOL                                                         1                     36.30
FREIGHT                                                                               248.75
                                                                                 -----------

                                                             TOTAL               $362,181.53
                                                             =====               ===========

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                                Commencement Date: April 2, 1996

THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to TELECOMMUNICATIONS FINANCE GROUP ("Lessor") by STAR VENDING, INC. ("Lessee") pursuant to and in accordance with the Lease Agreement dated January 3, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under
            Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or
            (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.          Lessee confirms that such items of Equipment have been installed at:
            624 S. Grand, Suite 111, Los Angeles, California 90017

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

            IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officers as of the Commencement Date set forth above.

Refer S.O. #069079/069163                 STAR VENDING, INC.

                                          By:__________________________________

                                          _____________________________________
                                                     (Name & Title)

                                          Date Signed:_________________________

                                          ACCEPTED BY:_________________________
                                          TELECOMMUNICATIONS FINANCE GROUP
                                          AS OF THE _____ DAY OF _______ 19___.

                                          By:__________________________________

                                          _____________________________________
                                                 Authorized Representative

                             SCHEDULE 1 OF EXHIBIT A

                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)


                              EQUIPMENT DESCRIPTION



The items of personal property to be leased pursuant to this Lease Agreement, dated as of January 3, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and STAR VENDING, INC., as Lessee, are described below and in the attached equipment list(s):


Equipment List
--------------
Number                      Description                               Amount
------                      -----------                               ------

DCO-581143         A USED RELEASE 14 DCO-CS EQUIPPED AND           $590,000.00
                   WIRED FOR 4608 PORTS PER DCO-581143,
                   ISSUE 2, DATED 11/14/95 INCLUDING
                   INSTALLATION
                   FREIGHT                                            5,451.51
                                                                   -----------

                                               TOTAL               $595,451.51
                                               -----               -----------


The above described equipment installed at:
624 S. Grand, Suite 111, Los Angeles, California 90017

                                              BY:______________________________

                                              DATE:____________________________

                                                      Proposal No.:  DCO-581143
                                                      Issue No.:  2
                                                      Dated:  November 14, 1995

INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01


PART NUMBER                  DESCRIPTION                                    QTY
-----------                  -----------                                    ---

                             Used Switching Equipment

                             Line Trunk Frame (LTF)
                             ----------------------
OCCSLTFFRM                   Line Trunk Frame                                2
814742-566                   Diagnostic Test Gen/Monitor                     1
LTFDOORS                     LTF Doors, Front & Rear                         2
LINGRPCUA                    Line Group CUA (LTF)                            1
SLTFUTSCUA                   Trk/Svc Ckt CUA Grp                             1
SLTFUSCUA                    Svc Ckt CUA Grp                                10
814571-706                   Digital TMF Rcv. (2/PWBA)                      59
814572-576                   Digital Sender (TMF/SATT)                      16
814695-556                   Digital DTMF Sender                            12
814643-596                   Digital DTMF Receiver                          41
814742-576                   (FOC) Digital DTMF Receiver                    12
814574-936                   2-Wire E&M Trunk PWBA                           2
814574-932                   Loop Trunk, Reverse Batt PWBA                   0

                             Digital Trunk Frame (DTF)
OCCSDTFFRM                   Digital Trunk Frame                             4
DTFDOORS                     DTF Doors, Front & Rear                         4
SDS1HSTCUA                   DS1 Host Ckt CUA                               24
817560-626A                  T1 Interface PWBA                             192
817577-917A                  Blower Assembly w/fan Alarm                     4

                                                      Proposal No.:  DCO-581143
                                                      Issue No.:  2
                                                      Dated:  November 14, 1995

INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01

PART NUMBER                  DESCRIPTION                                    QTY
-----------                  -----------                                    ---

                             Used Switching Equipment

                             Control & Maintenance Frame (CMF)
                             ---------------------------------
SCMFOCC12.1                  Control & Maint Frame OCC 12.1                  1
CMFDOORS                     CMF Doors, Front & Rear                         1
822068-819                   DLI Transfer                                    1
814635-086                   PWBA Ring (N+1)                                 1
814721-666                   Serial Line Unit PWBA                           1
822010-676                   Disk Drive Assy                                 2
822010-656                   Tape Drive                                      1
817702-556                   Traffic Measurement/Rec                         1
817620-556                   MSA PWBA                                        1
814727-626                   J2 Maintenance Processor                        1
822010-606                   Power & Alarm PWBA                              1
817680-606A                  BMUX PWBA                                       1
822222-606A                  DLI-II                                          1
TSIPWB17                     TSI PWBA                                       16
822702-536A                  PXAM II-4MB                                     2
822727-696A                  J8 Call Processor                               2
814770-656                   PXA Memory PWBA 1/Mbyte                         1
TPP0PWB17                    TPP PWBA (Sectors 0,1,2,3)                      1
OCCS7BASIC                   CCS7 Basics                                     1
OCCSNCS                      Sync Network Clock (Slave)                      1
822718-596                   Feature Processor (PWBA)                        2
814095-626                   Service Group Diag PWBA                         3
OCCTAPE                      Tape Control PWBAs                              1
814722-216A                  RS232 Interface Module                          6

                                                      Proposal No.:  DCO-581143
                                                      Issue No.:  2
                                                      Dated:  November 14, 1995

INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01


PART NUMBER                  DESCRIPTION                                    QTY
-----------                  -----------                                    ---

                             Used Switching Equipment

                             Power & Test Frame (PRT)
                             ------------------------
SPRTFOCC12.1                 Power Ringing & Tst Fr OCC12.1                  1
PRTDOORS                     PRT Doors, Front & Rear                         1
817576-938                   Circuit Breaker 100 Amp                        14
814475-036                   Alarm Sender PWBA                               1
817576-912                   Basis Cabinets & MTG for N+1)                   1
814629-904                   Ringing Generator (20 Hz)                       1
817576-934                   200VA DC/AC Non-Redund.  Invtr                  1
814215-820                   Cook 4 Chan Announcer (NT5M)                    1
203352-681                   4 Channel Announcer                             1

                             Automatic Message Accounting
                             ----------------------------
SAMAFRM                      AMA Frame                                       1
AMADOORS                     AMA Doors Rear                                  1
814421-908                   Cook 1600 BPI Tape Drives (2)                   2
814421-909                   Cook 1600 BPI Strapping                         2

                             Miscellaneous
                             -------------
4-24419-0290                 DSX Pnl-ADC DSX-DR 19 w/cord                    7
PJ716                        Bantam Patch Cord                              28
2200B                        Channel Access Unit                             1
203352-645                   9600 Full Duplex Modems                         1
202975-592                   7' x 19" Relay Rack                             1
207800-284                   Installation Material                           1
200110-119                   Fuse 1 1/3 amp                                 20
200110-129                   Fuse 3 amp                                     10

                                                      Proposal No.:  DCO-581143
                                                      Issue No.:  2
                                                      Dated:  November 14, 1995

INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01


PART NUMBER                  DESCRIPTION                                    QTY
-----------                  -----------                                    ---

                             Used Switching Equipment

                             Miscellaneous (Cont.)
                             ---------------------
200110-429                   Fuse 10 amp                                     5
0                            Fuse 5 amp                                     10
SD000                        Std System Documentation                        1
D0001                        Specifications, Paper                           3
D0002                        Site Drawings, Paper                            3
203352-600                   Hendry Filtered Fuse Panel                      1
207630-911                   Modem Elimiator OCC                             2
207630-901                   PKG Assy/Modem Elimator                         4
                             Superstructure & Cabling                        1

                             Battery Distribution Frame
                             --------------------------
814053-043A                  7ft Battery Discharge Frame                     1
207521-733                   Shield                                          1

                             Power Equipment
                             ---------------
202975-593                   7' x 23" Relay Rack                             1
BATRACKW/BRC                 Battery Rack - with Bracing                     1
4DD-85-29                    Exide DD Battery 1215 AH                        1
203352-588                   Charger/Lorain/200A RHM200D50                   3

                             Distribution Frame Equipment
                             ----------------------------
5065-8                       Term Blocks Newton 8 x 26                       4
5054                         Newton Bracks (1 per 2 blks)                    2

                                                      Proposal No.:  DCO-581143
                                                      Issue No.:  2
                                                      Dated:  November 14, 1995

INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01


PART NUMBER                  DESCRIPTION                                    QTY
-----------                  -----------                                    ---

                             Used Switching Equipment

                             Maintenance & Administration Equipment
                             --------------------------------------
202958-464                   Tape Cartridge                                  1
203352-608                   Arrow Tape Drive Cleaning Kit                   1
203352-283                   Genicom 2120 Keyboard/Printer                   1
7271-964                     Box, Teleprinter Paper                          1

                             Spare Circuit Packs
                             -------------------
200110-099                   Fuse 1/2 Amp                                    1
207630-042                   Shield Assembly                                 1
555020-125                   Fuse, 3AG, 3A                                   1
555366-001                   Switch, SPST                                    1
814288-526                   Tape Diagnostic PWBA                            1
814291-546                   Tape Motion Cont. PWBA                          1
814298-526                   Tape Buffer PWBA                                1
814439-056                   PGC-1 PWBA                                      1
814440-076                   PGC-2 PWBA                                      1
814441-056                   MUX/DEMUX PBA                                   1
814462-036A                  Power Supply PWBA                               1
814463-026A                  Power Supply PWBA                               1
814539-026                   CMOS Codec Comm. PWBA                           1
814727-626                   J2 Maintenance Processor                        1
817113-086                   Power Supply PWBA                               1
817524-066A                  LTC Interconnect PWBA                           1
817560-626A                  T1 Interface PWBA                               1
817561-526                   T1 I/F Control 1 PWBA                           1
817562-566                   T1 I/F Control 2 PWBA                           1

                                                      Proposal No.:  DCO-581143
                                                      Issue No.:  2
                                                      Dated:  November 14, 1995

INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01


PART NUMBER                  DESCRIPTION                                    QTY
-----------                  -----------                                    ---

                             Used Switching Equipment

                             Spare Circuit Packs  (Cont.)
                             -------------------  -------
817564-026A                  Power Supply PWBA                               1
817581-026                   DS1 Terminator PWBA                             1
817702-556A                  TMRS Processor                                  1
822010-656                   Tape Drive PWBA                                 1
822010-666                   Tape Drive PWBA                                 1
822015-536                   Synchronous Clock PWBA                          1
822024-036A                  Power Monitor PWBA                              1
822033-596A                  MCG - II PWBA                                   1
822034-536A                  Master Clock Dist. PWBA                         1
822289-566A                  TBI II PWBA                                     1
822723-556A                  Data Link III PWBA                              1
822726-526A                  HD MSA/SL PWBA                                  1
822010-606A                  MSDA Pwr &Alarm                                 1
822010-636                   Disk Drive Assy                                 1
822222-606A                  DLI-II                                          1

                               STAR VENDING, INC.
                        SITE: LOS ANGELES, CALIFORNIA #2

                                 LEASE PAYMENTS

            ADDENDUM TO LEASE AGREEMENT DATED January 3, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                               STAR VENDING, INC.


EFFECTIVE May 1, 1996 (60 MONTHLY LEASE PAYMENTS)
   ORIGINAL VALUE OF EQUIPMENT                                     $595,451.51
   RATE FACTOR PER $1,000                                          $    22.244

      ORIGINAL MONTHLY LEASE PAYMENT                               $ 13,245.22

EFFECTIVE June 1, 1996 (59 MONTHLY LEASE PAYMENTS REMAINING)
   ADDITION I                                                      $183,549.00
   RATE FCTOR PER $1,000                                           $    22.269
   ADDITION I MONTHLY LEASE PAYMENT                                $  4,087.45
      TOTAL MONTHLY LEASE PAYMENT                                  $ 17,332.67
                                                                   ===========

TOTAL VALUE OF EQUIPMENT                                           $779,000.51

SUMMARY OF TOTAL LEASE PAYMENTS:

  1   @ $13,245.22  =     $   13,245.22
 59   @ $17,332.67  =     $1,022,627.53
 --                       -------------
 60                       $1,035,872.75


                                           ACCEPTED BY:________________________

                                           DATE:_______________________________

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE


                                                  Commencement Date: May 2, 1996


THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to TELECOMMUNICATIONS FINANCE GROUP ("Lessor") by STAR VENDING, INC. ("Lessee") pursuant to and in accordance with the Lease Agreement dated January 3, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).


1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.


2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under
            Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or
            (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.


3.          Lessee confirms that such items of Equipment have been installed at:
            624 S. Grand, Suite 111, Los Angeles, California 90017.


4. The Lessor's Value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.


5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.


6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.


7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.


8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.


            IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.


Refer S.O. #ADDITION I/EQUIPMENT LIST      STAR VENDING, INC.
$TFG-96150
                                           By:_________________________________

                                           ____________________________________
                                                      (Name & Title)

                                           Date Signed:________________________

                                           ACCEPTED BY:
                                           TELECOMMUNICATIONS FINANCE GROUP
                                           AS OF THE ___ DAY OF _________, 19__

                                           By:_________________________________

                                           ____________________________________
                                                 Authorized Representative

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)



                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of January 3, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and STAR VENDING, INC., as Lessee, are described below and in the attached equipment list(s):

Equipment List
--------------
Number              Description                                             Amount
------              -----------                                             ------

DCO-581143          A USED RELEASE 14 DCO-CS EQUIPPED AND                $590,000.00
                    WIRED FOR 4608 PORTS PER DCO-581143,
                    ISSUE 2, DATED 11/14/95 INCLUDING
                    INSTALLATION
                    FREIGHT                                                 5,451.51

TFG-96132           ADDITION I                                            183,549.00
                                                                         -----------
                                               TOTAL                     $779,000.51
                                               =====                     ===========

The above described equipment installed at:

624 S. Grand, Suite 111, Los Angeles, California  90017


                                            ACCEPTED BY:_______________________

                                            DATE:______________________________

                                                    Dated:    January 3, 1996
                                                    Revised:  May 1, 1996

EQUIPMENT LIST #TFG-96132                                   DATED:  May 1, 1996

COMPANY:         STAR VENDING, INC.
ADDITION:        I
SITE LOCATION:   LOS ANGELES, CALIFORNIA #2

PART NO./DESCRIPTION                                      QUANTITY                  AMOUNT
--------------------                                      --------                  ------

     SS-C
     ----

A USED 1152 PORT ADDITION W/ CONTROL SECTOR PER
DCO-681040, ISSUE I, DATED 01/31/96 (S.O.#069433) AS
FOLLOWS:

     MATERIAL                                               1 LOT                 $76,200.00
     INSTALLATION                                                                   7,800.00
     FREIGHT                                                                          674.85

     THIRD PARTY VENDOR - ALTA COMPUTER CORP.
     ----------------------------------------

HARDWARE/SOFTWARE AS FOLLOWS:                               1 LOT                  22,140.80
KINGSTON 2100 ENET 10BASET CARD 10BT 10MBS
BUS MASTER JUMPER CONF P/N 263218                             1
OMNIVIEW MONITOR/KEYBOARD SWITCHBOX P/N 239860                1
KEYBOARD EXTENSION CABLE P/N 123562                           4
VGA MONITOR EXTENSION CABLE P/N 123561                        4
MAG INNOVISION 21" MONITOR P/N 261614                         2
DOVE DATA SYSTEMS X.25 ISA CARD P/N DOVX25                    2
100' CORDLESS TELEPHONE HEADSET P/N 1641                      2
HEWLETT-PACKARD LASERJET 4 PLUS PRINTER P/N C2037A            1
EPSON FX-870 9-PIN DOT MATRIX PRINTER P/N 257804              1
EPSON SERIAL INTERFACE FOR FX-870 PRINTER P/N 257835          1
10' PARALLEL PRINTER CABLE P/N 123510                         1
BELKIN 6/1 AUTOSWITCH SWITCHBOX P/N 123519                    1
BELKIN SERIAL CABLE DB25 MALE TO MALE P/N 123536              1
BELKIN SERIAL CABLE DB25 FEMALE TO MALE P/N 123518            6
ON TECHNOLOGY NOTEWORK 4.0 10-7SER LICENSE PACK
            (E-MAIL)                                          1
DOVE DATA SYSTEMS DLI CALL-COLLECT SOFTWARE
            LICENSE P/N DOVDLI                                2
RMS CALLTRAKKER SOFTWARE P/N R1539                            1
NOVELL NETWARE V4.1 25-USER UPGRD P/N 466390                  1
REPLICA BACK-UP SOFTWARE - SERVER P/N 343323                  2
REPLICA MULTI-SERVER AGENT SOFTWARE P/N 343325                1
REPLICA HIGH-PERFORMANCE OPTION P/N 343324                    1
SHIPPING CHARGES                                                                       90.00

THIRD PARTY VENDOR - CENTURY TELECOM
------------------------------------

HARDWARE AS FOLLOWS:                                        1 LOT                  13,750.00
SHIPPING & HANDLING                                                                   100.00

EQUIPMENT LIST #TFG-96132 - PAGE 2                          DATED:  May 1, 1996

PART NO./DESCRIPTION                                      QUANTITY                  AMOUNT
--------------------                                      --------                  ------

THIRD PARTY VENDOR -MICRON
--------------------------

HARDWARE AS FOLLOWS:                                        1 LOT                  12,859.00
MICRON COMPUTER ATO MODEL BOM                                 5
MICRON COMPUTER ATO MODEL BOM                                 1
MMP. ADVENT. AV370LSPEAKER BLACK                              4
MNN.15" .15FGX.28DP.1280X1024                                 1
MMP.ADVENT.AV007 SPEAKER SYSTEM                               1
MNN.15".15FGX.28DP.1280X1024                                  5
MMP.ADVENT.AV007 SPEAKER SYSTEM                               5
FREIGHT CHARGE                                                                        414.00

THIRD PARTY VENDOR - TTC
------------------------

HARDWARE AS FOLLOWS:                                        1 LOT                  24,156.00
TBERD-224 MAINFRAME, S/N 8673                                 1
T1/FT1/DDS BERT BUNDLE                                        1
G.821 PERFORMANCE OPTION                                      1
ADVANCED STRESS PATTERN OPTION                                1
DSP BOARD OPTION                                              1
VF TESTING OPTION                                             1
SS7/ISDN PROTOCOL MONITOR OPT                                 1
DS3 COMMUNICATIONS ANALYZER, S/N 8794                         1
FREIGHT                                                                                34.00

THIRD PARTY VENDOR - WALKER
---------------------------

HARDWARE AS FOLLOWS:                                        1 LOT                  18,444.25
PCI CPU + X-CONNECT, S/N 004626                               1
PCI AC POWER SUPPLY, S/N 007899                               1
TLC DSX1 RX-CNT, PANEL                                        1
FREIGHT                                                                               119.91

HARDWARE AS FOLLOWS:                                        1 LOT                   6,750.70
TLC 18 MODCHASSIS 7X23                                        1
TLC MODULES                                                   17
FREIGHT                                                                                15.49
                                                                                  ----------

                                                                                  183,549.00
                                                                                  ==========

SIEMENS                                               Proposal No.:  DCO-681034
Stromberg - Carlson                                   Issue No.:  1
                                                      Date:  January 30, 1996


INSTALLATION SITE:  LOS ANGELES #2, CALIFORNIA


PART NUMBER             DESCRIPTION                             QTY
-----------             -----------                             ---

                        Switching Equipment

                                     ITEM 01

                        DTF-04
                        ------

817577-900              MG Basic DTF Assembly                    1
817577-901              MG, DS1 Host CUA                         6
817577-902              MG, Basics PWBA's DS1 CUA                6
207600-225              Frame Weldment                           1
207800-079              Pkg Assy Front Door Mtg Hdw              1
207800-080              Pkg Assy Rear Door Mtg Hdw               1
207600-158              Door Assy, Right I/O                     2
207600-159              Door Assy, Left I/O                      2
207600-721              PWBA Guide                               6
817560-606              PWBA, T1 Interface                      48
817577-917              MG Blower w/fan Alarm Base               1

                        PRT - 00
                        --------

817576-938              Mod Group, Circuit Breaker               2

                        Miscellaneous
                        -------------

DSX-DR19                DSX Pnl-ADC DSX-DR 19 w/cord             2
202975-592              Relay Rack (Lorain)                      1
DOC-ADD                 Additions Documentation                  1

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE



                                                Commencement Date: April 2, 1996


THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to TELECOMMUNICATIONS FINANCE GROUP ("Lessor") by STAR VENDING, INC. ("Lessee") pursuant to and in accordance with the Lease Agreement dated January 3, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).


1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under
            Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or
            (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.          Lessee confirms that such items of Equipment have been installed at:
            624 S. Grand, Suite 111, Los Angeles, California 90017.

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.


            IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.


Refer S.O. #069079/069163             STAR VENDING, INC.

                                      By:______________________________________

                                      _________________________________________
                                                    (Name & Title)

                                      Date Signed:_____________________________

                                      ACCEPTED BY:
                                      TELECOMMUNICATIONS FINANCE GROUP
                                      AS OF THE ____ DAY OF _____________, 19__

                                      By:______________________________________

                                      _________________________________________
                                               Authorized Representative

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)



                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of January 3, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and STAR VENDING, INC., as Lessee, are described below and in the attached equipment list(s):

Equipment List
--------------
Number                          Description                                       Amount
------                          -----------                                       ------

DCO-581143                      A USED RELEASE 14 DCO-CS EQUIPPED AND           $590,000.00
                                WIRED FOR 4608 PORTS PER DCO-581143,
                                ISSUE 2, DATED 11/14/95 INCLUDING
                                INSTALLATION
                                FREIGHT                                            5,451.51
                                                                                -----------

                                                                    TOTAL       $595,451.51
                                                                    =====       ===========

The above described equipment installed at:

624 S. Grand, Suite 111, Los Angeles, California  90017


                                                 BY:___________________________

                                                 DATE:_________________________

SIEMENS                                               Proposal No.:  DCO-581143
Stromberg - Carlson                                   Issue No.:  2
                                                      Date:  November 14, 1995


INSTALLATION SITE:  LOS ANGELES, CALIFORNIA


                                                 ITEM 01


PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---

                       Used Switching Equipment

                       Line Trunk Frame (LTF)
                       ----------------------

OCCSLTFFRM             Line Trunk Frame                                  2
814742-566             Diagnostic Test Gen/Monitor                       1
LTFDOORS               LTF Doors, Front & Rear                           2
LINGRPCUA              Line Group CUA (LTF)                              1
SLTFUTSCUA             Trk/Svc Ckt CUA Grp                               1
SLTFUSCUA              Svc Ckt CUA Grp                                  10
814571-706             Digital TMF Rcv. (2/PWBA)                        59
814572-576             Digital Sender (TMF/SATT)                        16
814695-556             Digital DTMF Sender                              12
814643-596             Digital DTMF Receiver                            41
814742-576             (FOC) Digital DTMF Receiver                      12
814574-936             2-Wire E&M Trunk PWBA                             2
814574-932             Loop Trunk, Reverse Batt PWBA                     0

                       Digital Trunk Frame (DTF)
                       -------------------------

OCCSDTFFRM             Digital Trunk Frame                               4
DTFDOORS               DTF Doors, Front & Rear                           4
SDS1HSTCUA             DS1 Host Ckt CUA                                 24
817560-626A            T1 Interface PWBA                               192
817577-917A            Blower Assembly w/fan Alarm                       4

                       Control & Maintenance Frame (CMF)
                       ---------------------------------

SCMFOCC12.1            Control & Maint Frame OCC 12.1                    1
CMFDOORS               CMF Doors, Front & Rear                           1
822068-819             DLI Transfer                                      1
814635-086             PWBA Ring (N+1)                                   1
814721-666             Serial Line Unit PWBA                             1
822010-676             Disk Drive Assy                                   2

SIEMENS                                               Proposal No.:  DCO-581143
Stromberg - Carlson                                   Issue No.:  2
                                                      Date:  November 14, 1995


INSTALLATION SITE:  LOS ANGELES, CALIFORNIA


                                                 ITEM 01


PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---


822010-656             Tape Drive                                        1
                       Used Switching Equipment
                       Control and Maintenance Frame (CMF)
                       -----------------------------------

817702-556             Traffic Measurement/Rec                           1
817620-556             MSA PWBA                                          1
814727-626             J2 Maintenance Processor                          1
822010-606             Power & Alarm PWBA                                1
817680-606A            BMUX RWBA                                         1
822222-606A            DLI-II                                            1
TSIPWB17               TSDI PWBA                                        16
822702-536A            PXAM II - 4MB                                     2
822727-696A            J8 Call Processor                                 2
814770-656             PXA Memory PWBA 1/Mbyte                           1
TPP0PWB17              TPP PWBA (Sectors 0, 1, 2, 3)                     1
OCCS7 BASIC            CCS7 Basics                                       1
OCCSNCS                Sync Network Clock (Slave)                        1
822718-596             Feature Processor (PWBA)                          2
814095-626             Service Group Diag PWBA                           3
OCCTAPE                Tape Control PWBAs                                1
814722-216A            RS232 Interface Module                            6

                       Power & Test Frame (PRT)
                       ------------------------

SPRTFOCC12.1           Power Ringing & Tst Fr OCC12.1                    1
PRTDOORS               PRT Doors, Front & Rear                           1
817576-938             Circuit Breaker 100 Amp                          14
814475-036             Alarm Sender PWBA                                 1
817576-912             Basic Cabinets & MTG for N+1)                     1
814629-904             Ringing Generator (20 Hz)                         1
817576-934             200VA DC/AC Non-Redund. Invtr                     1
814215-820             Cook 4 Chan Announcer (NT5M)                      1
203352-681             4 Channel Announcer                               1

SIEMENS                                               Proposal No.:  DCO-581143
Stromberg - Carlson                                   Issue No.:  2
                                                      Date:  November 14, 1995


INSTALLATION SITE:  LOS ANGELES, CALIFORNIA

                                                      ITEM 01

PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---


                       Automatic Message Accounting
                       ----------------------------

SAMAFRM                AMA Frame                                         1
AMADOORS               AMA Doors Rear                                    1
814421-908             Cook 1600 BPI Tape Drives (2)                     2
814421-909             Cook 1600 BPI Strapping                           2

                       Used Switching Equipment
                       Miscellaneous
                       -------------

4-24419-0290           DSX Pnl-ADC DSX-DR 19 w/cord                      7
PJ716                  Bantam Patch Cord                                28
2200B                  Channel Access Unit                               1
203352-645             9600 Full Duplex Modems                           1
202975-592             7' x 19" Relay Rack                               1
207800-284             Installation Material                             1
200110-119             Fuse 1 1/3 amp                                   20
200110-129             Fuse 3 amp                                       10
200110-429             Fuse 10 amp                                       5
200110-139             Fuse 5 amp                                       10
SD0000                 Std System Documentation                          1
D0001                  Specifications, Paper                             3
D0002                  Site Drawings, Paper                              3
203352-600             Hendry Filtered Fuse Panel                        1
207630-911             Modem Elimiator OCC                               2
207630-901             PKG Assy/Modem Elimator                           4
                       Superstructure & Cabling                          1

                       Battery Distribution Frame
                       --------------------------

814053-043A            7 ft Battery Discharge Frame                      1
207521-733             Shield                                            1

                       Power Equipment
                       ---------------

202975-593             7' x 23" Relay Rack                               1

SIEMENS                                               Proposal No.:  DCO-581143
Stromberg - Carlson                                   Issue No.:  2
                                                      Date:  November 14, 1995


INSTALLATION SITE:  LOS ANGELES, CALIFORNIA


                                                      ITEM 01


PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---


BATRACKW/BRC           Battery Rack - with Bracing                       1
4DD-85-29              Exide DD Battery 1215 AH                          1
203352-588             Charger/Lorain/200A RHM200D50                     3

                       Distribution Frame Equipment
                       ----------------------------

5065-8                 Term Blocks Newton 8 x 26                         4
5054                   Newton Bracks (1 per 2 blks)                      2

                       Used Switching Equipment
                       Maintenance & Administration Equipment
                       --------------------------------------

202958-464             Tape Cartridge                                    1
203352-608             Arrow Tape Drive Cleaning Kit                     1
203352-283             Genicom 2120 Keyboard/Printer                     1
7271-964               Box, Teleprinter Paper                            1

                       Spare Circuit Packs
                       -------------------

200110-099             Fuse -1/2 Amp                                     1
207630-042             Shield Assembly                                   1
555020-125             Fuse, 3AG, 3A                                     1
555366-001             Switch, SPST                                      1
814288-526             Tape Diagnostic PWBA                              1
814291-546             Tape Motion Cont. PWBA                            1
814298-526             Tape Buffer PWBA                                  1
814439-056             PGC-1 PWBA                                        1
814440-076             PGC-2 PWBA                                        1
814441-056             MUX/DEMUX PWBA                                    1
814462-036A            Power Supply PWBA                                 1
814463-026A            Power Supply PWBA                                 1
814539-026             CMOS Codec Comm. PWBA                             1
814727-626             J2 Maintenance Processor                          1
817113-086             Power Supply PWBA                                 1
817524-066A            LTC Interconnect PWBA                             1
817560-626A            T1 Interface PWBA                                 1

SIEMENS                                               Proposal No.:  DCO-581143
Stromberg - Carlson                                   Issue No.:  2
                                                      Date:  November 14, 1995


INSTALLATION SITE:  LOS ANGELES, CALIFORNIA


                                                      ITEM 01


PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---


817561-526             T1 I/F Control 1 PWBA                             1
817562-566             T1 I/F Control 2 PWBA                             1
817564-026A            Power Supply PWBA                                 1
817581-026             DS1 Terminator PWBA                               1
817702-556A            TMRS Processor                                    1
822010-656             Tape Drive PWBA                                   1
822010-666             Tape Drive PWBA                                   1
822015-536             Synchronous Clock PWBA                            1
822024-036A            Power Monitor PWBA                                1
822033-596A            MCG - II PWBA                                     1
822034-536A            Master Clock Dist. PWBA                           1

                       Used Switching Equipment
                       ------------------------
822289-566A            TBI II PWBA                                       1
822723-556A            Data Link III PWBA                                1
822726-526A            HD MSA/SL PWBA                                    1
822010-606A            MSDA Pwr & Alarm                                  1
822010-636             Disk Drive Assy                                   1
822222-606A            DLI-II                                            1

                                             LOAN AMORTIZATION TABLE

Amount                  $595,451.51
Total Paid             ($794,729.40)
Interest Pa            ($199,277.89)


    DATE                                         LENDER NAME
        7/15/96                                          LA #2 - STROMBERG

                                   Annual
Pmnt   Start of      Interest     Scheduled      Actual         Scheduled       Interest         Principal   Additional
 #      Period         Rate        Balance       Balance         Payment         Portion          Portion     Principal
-------------------------------------------------------------------------------------------------------------------------

 1       05/96        12.00%     595,451.51     595,451.51     (13,245.49)      (5,954.52)      (7,290.97)
-------------------------------------------------------------------------------------------------------------------------
 2       06/96        12.00%     588,160.54     588,160.54     (13,245.49)      (5,881.61)      (7,363.88)
-------------------------------------------------------------------------------------------------------------------------
 3       07/96        12.00%     580,796.65     580,796.65     (13,245.49)      (5,807.97)      (7,437.52)
-------------------------------------------------------------------------------------------------------------------------
 4       08/96        12.00%     573,359.13     573,359.13     (13,245.49)      (5,733.59)      (7,511.90)
-------------------------------------------------------------------------------------------------------------------------
 5       09/96        12.00%     565,847.23     565,847.23     (13,245.49)      (5,658.47)      (7,587.02)
-------------------------------------------------------------------------------------------------------------------------
 6       10/96        12.00%     558,260.21     558,260.21     (13,245.49)      (5,582.60)      (7,662.89)
-------------------------------------------------------------------------------------------------------------------------
 7       11/96        12.00%     550,597.32     550,597.32     (13,245.49)      (5,505.97)      (7,739.52)
-------------------------------------------------------------------------------------------------------------------------
 8       12/96        12.00%     542,857.81     542,857.81     (13,245.49)      (5,428.58)      (7,816.91)
-------------------------------------------------------------------------------------------------------------------------
 9       01/97        12.00%     535,040.89     535,040.89     (13,245.49)      (5,350.41)      (7,895.08)
-------------------------------------------------------------------------------------------------------------------------
10       02/97        12.00%     527,145.81     527,145.81     (13,245.49)      (5,271.46)      (7,974.03)
-------------------------------------------------------------------------------------------------------------------------
11       03/97        12.00%     519,171.78     519,171.78     (13,245.49)      (5,191.72)      (8,053.77)
-------------------------------------------------------------------------------------------------------------------------
12       04/97        12.00%     511,118.01     511,118.01     (13,245.49)      (5,111.18)      (8,134.31)
-------------------------------------------------------------------------------------------------------------------------
13       05/97        12.00%     502,983.70     502,983.70     (13,245.49)      (5,029.84)      (8,215.65)
-------------------------------------------------------------------------------------------------------------------------
14       06/97        12.00%     494,768.05     494,768.05     (13,245.49)      (4,947.68)      (8,297.81)
-------------------------------------------------------------------------------------------------------------------------
15       07/97        12.00%     486,470.24     486,470.24     (13,245.49)      (4,864.70)      (8,380.79)
-------------------------------------------------------------------------------------------------------------------------
16       08/97        12.00%     478,089.45     478,089.45     (13,245.49)      (4,780.89)      (8,464.60)
-------------------------------------------------------------------------------------------------------------------------
17       09/97        12.00%     469,624.85     469,624.85     (13,245.49)      (4,696.25)      (8,549.24)
-------------------------------------------------------------------------------------------------------------------------
18       10/97        12.00%     461,075.61     461,075.61     (13,245.49)      (4,610.76)      (8,634.73)
-------------------------------------------------------------------------------------------------------------------------
19       11/97        12.00%     452,440.88     452,440.88     (13,245.49)      (4,524.41)      (8,721.08)
-------------------------------------------------------------------------------------------------------------------------
20       12/97        12.00%     443,719.80     443,719.80     (13,245.49)      (4,437.20)      (8,808.29)
-------------------------------------------------------------------------------------------------------------------------
21       01/98        12.00%     434,911.51     434,911.50     (13,245.49)      (4,349.12)      (8,896.38)
-------------------------------------------------------------------------------------------------------------------------
22       02/98        12.00%     426,015.13     426,015.13     (13,245.49)      (4,260.15)      (8,985.34)
-------------------------------------------------------------------------------------------------------------------------
23       03/98        12.00%     417,029.79     417,029.79     (13,245.49)      (4,170.30)      (9,075.19)
-------------------------------------------------------------------------------------------------------------------------
24       04/98        12.00%     407,954.60     407,954.60     (13,245.49)      (4,079.55)      (9,165.94)
-------------------------------------------------------------------------------------------------------------------------
25       05/98        12.00%     398,788.66     398,788.65     (13,245.49)      (3,987.89)      (9,257.60)
-------------------------------------------------------------------------------------------------------------------------
26       06/98        12.00%     389,531.05     389,531.05     (13,245.49)      (3,895.31)      (9,350.18)
-------------------------------------------------------------------------------------------------------------------------
27       07/98        12.00%     380,180.87     380,180.87     (13,245.49)      (3,801.81)      (9,443.68)
-------------------------------------------------------------------------------------------------------------------------
28       08/98        12.00%     370,737.19     370,737.19     (13,245.49)      (3,707.37)      (9,538.12)
-------------------------------------------------------------------------------------------------------------------------
29       09/98        12.00%     361,199.07     361,199.07     (13,245.49)      (3,611.99)      (9,633.50)
-------------------------------------------------------------------------------------------------------------------------
30       10/98        12.00%     351,565.57     351,565.57     (13,245.49)      (3,515.66)      (9,729.83)
-------------------------------------------------------------------------------------------------------------------------
31       11/98        12.00%     341,835.74     341,835.74     (13,245.49)      (3,418.36)      (9,827.13)
-------------------------------------------------------------------------------------------------------------------------
32       12/98        12.00%     332,008.61     332,008.61     (13,245.49)      (3,320.09)      (9,925.40)
-------------------------------------------------------------------------------------------------------------------------
33       01/99        12.00%     322,083.20     322,083.20     (13,245.49)      (3,220.83)     (10,024.66)
-------------------------------------------------------------------------------------------------------------------------
34       02/99        12.00%     312,058.55     312,058.54     (13,245.49)      (3,120.59)     (10,124.90)
-------------------------------------------------------------------------------------------------------------------------
35       03/99        12.00%     301,933.64     301,933.64     (13,245.49)      (3,019.34)     (10,226.15)
-------------------------------------------------------------------------------------------------------------------------
36       04/99        12.00%     291,707.49     291,707.49     (13,245.49)      (2,917.07)     (10,328.42)
-------------------------------------------------------------------------------------------------------------------------
37       05/99        12.00%     281,379.07     281,379.07     (13,245.49)      (2,813.79)     (10,431.70)
-------------------------------------------------------------------------------------------------------------------------
38       06/99        12.00%     270,947.37     270,947.37     (13,245.49)      (2,709.47)     (10,536.02)
-------------------------------------------------------------------------------------------------------------------------
39       07/99        12.00%     260,411.36     260,411.36     (13,245.49)      (2,604.11)     (10,641.38)
-------------------------------------------------------------------------------------------------------------------------
40       08/99        12.00%     249,769.98     249,769.98     (13,245.49)      (2,497.70)     (10,747.79)
-------------------------------------------------------------------------------------------------------------------------
41       09/99        12.00%     239,022.19     239,022.19     (13,245.49)      (2,390.22)     (10,855.27)
-------------------------------------------------------------------------------------------------------------------------

                                             LOAN AMORTIZATION TABLE

Amount                  $595,451.51
Total Paid             ($794,729.40)
Interest Pa            ($199,277.89)

-------------------------------------------------------------------------------------------------------------------------
42       10/99        12.00%     228,166.92     228,166.92     (13,245.49)      (2,281.67)     (10,963.82)
-------------------------------------------------------------------------------------------------------------------------
43       11/99        12.00%     217,203.10     217,203.10     (13,245.49)      (2,172.03)     (11,073.46)
-------------------------------------------------------------------------------------------------------------------------
44       12/99        12.00%     206,129.64     206,129.64     (13,245.49)      (2,061.30)     (11,184.19)
-------------------------------------------------------------------------------------------------------------------------
45       01/00        12.00%     194,945.45     194,945.45     (13,245.49)      (1,949.45)     (11,296.04)
-------------------------------------------------------------------------------------------------------------------------
46       02/00        12.00%     183,649.41     183,649.41     (13,245.49)      (1,836.49)     (11,409.00)
-------------------------------------------------------------------------------------------------------------------------
47       03/00        12.00%     172,240.42     172,240.42     (13,245.49)      (1,722.40)     (11,523.09)
-------------------------------------------------------------------------------------------------------------------------
48       04/00        12.00%     160,717.33     160,717.33     (13,245.49)      (1,607.17)     (11,638.32)
-------------------------------------------------------------------------------------------------------------------------
49       05/00        12.00%     149,079.02     149,079.01     (13,245.49)      (1,490.79)     (11,754.70)
-------------------------------------------------------------------------------------------------------------------------
50       06/00        12.00%     137,324.32     137,324.31     (13,245.49)      (1,373.24)     (11,872.25)
-------------------------------------------------------------------------------------------------------------------------
51       07/00        12.00%     125,452.07     125,452.07     (13,245.49)      (1,254.52)     (11,990.97)
-------------------------------------------------------------------------------------------------------------------------
52       08/00        12.00%     113,461.10     113,461.10     (13,245.49)      (1,134.61)     (12,110.88)
-------------------------------------------------------------------------------------------------------------------------
53       09/00        12.00%     101,350.22     101,350.22     (13,245.49)      (1,013.50)     (12,231.99)
-------------------------------------------------------------------------------------------------------------------------
54       10/00        12.00%      89,118.23      89,118.23     (13,245.49)        (891.18)     (12,354.31)
-------------------------------------------------------------------------------------------------------------------------
55       11/00        12.00%      76,763.93      76,763.92     (13,245.49)        (767.64)     (12,477.85)
-------------------------------------------------------------------------------------------------------------------------
56       12/00        12.00%      64,286.07      64,286.07     (13,245.49)        (642.86)     (12,602.63)
-------------------------------------------------------------------------------------------------------------------------
57       01/01        12.00%      51,683.45      51,683.44     (13,245.49)        (516.83)     (12,728.66)
-------------------------------------------------------------------------------------------------------------------------
58       02/01        12.00%      38,954.79      38,954.79     (13,245.49)        (389.55)     (12,855.94)
-------------------------------------------------------------------------------------------------------------------------
59       03/01        12.00%      26,098.85      26,098.85     (13,245.49)        (260.99)     (12,984.50)
-------------------------------------------------------------------------------------------------------------------------
60       04/01        12.00%      13,114.35      13,114.34     (13,245.49)        (131.14)     (13,114.34)
-------------------------------------------------------------------------------------------------------------------------

                                           LOAN AMORTIZATION TABLE

Amount                  $183,549.00
Total Paid             ($241,159.15)
Interest Pa             ($57,610.15)


     DATE                           LENDER NAME
         7/15/96                            LA #2 ADDITION 1 - STROMBERG

                         Annual
          Start of      Interest     Scheduled       Actual        Scheduled       Interest        Principal      Additional
 # Pmnt    Period         Rate        Balance        Balance        Payment         Portion         Portion        Principal
-----------------------------------------------------------------------------------------------------------------------------
   1       06/96         11.50%     183,549.00     183,549.00      (4,087.44)      (1,759.01)      (2,328.43)
-----------------------------------------------------------------------------------------------------------------------------
   2       07/96         11.50%     181,220.57     181,220.57      (4,087.44)      (1,736.70)      (2,350.75)
-----------------------------------------------------------------------------------------------------------------------------
   3       08/96         11.50%     178,869.82     178,869.82      (4,087.44)      (1,714.17)      (2,373.27)
-----------------------------------------------------------------------------------------------------------------------------
   4       09/96         11.50%     176,496.55     176,496.55      (4,087.44)      (1,691.43)      (2,396.02)
-----------------------------------------------------------------------------------------------------------------------------
   5       10/96         11.50%     174,100.53     174,100.53      (4,087.44)      (1,668.46)      (2,418.98)
-----------------------------------------------------------------------------------------------------------------------------
   6       11/96         11.50%     171,681.55     171,681.55      (4,087.44)      (1,645.28)      (2,442.16)
-----------------------------------------------------------------------------------------------------------------------------
   7       12/96         11.50%     169,239.39     169,239.39      (4,087.44)      (1,621.88)      (2,465.57)
-----------------------------------------------------------------------------------------------------------------------------
   8       01/97         11.50%     166,773.82     166,773.82      (4,087.44)      (1,598.25)      (2,489.19)
-----------------------------------------------------------------------------------------------------------------------------
   9       02/97         11.50%     164,284.63     164,284.63      (4,087.44)      (1,574.39)      (2,513.05)
-----------------------------------------------------------------------------------------------------------------------------
  10       03/97         11.50%     161,771.58     161,771.58      (4,087.44)      (1,550.31)      (2,537.13)
-----------------------------------------------------------------------------------------------------------------------------
  11       04/97         11.50%     159,234.45     159,234.45      (4,087.44)      (1,526.00)      (2,561.45)
-----------------------------------------------------------------------------------------------------------------------------
  12       05/97         11.50%     156,673.00     156,673.00      (4,087.44)      (1,501.45)      (2,585.99)
-----------------------------------------------------------------------------------------------------------------------------
  13       06/97         11.50%     154,087.01     154,087.01      (4,087.44)      (1,476.67)      (2,610.78)
-----------------------------------------------------------------------------------------------------------------------------
  14       07/97         11.50%     151,476.23     151,476.23      (4,087.44)      (1,451.65)      (2,635.80)
-----------------------------------------------------------------------------------------------------------------------------
  15       08/97         11.50%     148,840.43     148,840.43      (4,087.44)      (1,426.39)      (2,661.06)
-----------------------------------------------------------------------------------------------------------------------------
  16       09/97         11.50%     146,179.38     146,179.38      (4,087.44)      (1,400.89)      (2,686.56)
-----------------------------------------------------------------------------------------------------------------------------
  17       10/97         11.50%     143,492.82     143,492.82      (4,087.44)      (1,375.14)      (2,712.30)
-----------------------------------------------------------------------------------------------------------------------------
  18       11/97         11.50%     140,780.52     140,780.52      (4,087.44)      (1,349.15)      (2,738.30)
-----------------------------------------------------------------------------------------------------------------------------
  19       12/97         11.50%     138,042.22     138,042.22      (4,087.44)      (1,322.90)      (2,764.54)
-----------------------------------------------------------------------------------------------------------------------------
  20       01/98         11.50%     135,277.68     135,277.68      (4,087.44)      (1,296.41)      (2,791.03)
-----------------------------------------------------------------------------------------------------------------------------
  21       02/98         11.50%     132,486.65     132,486.65      (4,087.44)      (1,269.66)      (2,817.78)
-----------------------------------------------------------------------------------------------------------------------------
  22       03/98         11.50%     129,668.87     129,668.87      (4,087.44)      (1,242.66)      (2,844.78)
-----------------------------------------------------------------------------------------------------------------------------
  23       04/98         11.50%     126,824.09     126,824.09      (4,087.44)      (1,215.40)      (2,872.05)
-----------------------------------------------------------------------------------------------------------------------------
  24       05/98         11.50%     123,952.04     123,952.04      (4,087.44)      (1,187.87)      (2,899.57)
-----------------------------------------------------------------------------------------------------------------------------
  25       06/98         11.50%     121,052.47     121,052.47      (4,087.44)      (1,160.09)      (2,927.36)
-----------------------------------------------------------------------------------------------------------------------------
  26       07/98         11.50%     118,125.11     118,125.11      (4,087.44)      (1,132.03)      (2,955.41)
-----------------------------------------------------------------------------------------------------------------------------
  27       08/98         11.50%     115,169.70     115,169.70      (4,087.44)      (1,103.71)      (2,983.73)
-----------------------------------------------------------------------------------------------------------------------------
  28       09/98         11.50%     112,185.97     112,185.97      (4,087.44)      (1,075.12)      (3,012.33)
-----------------------------------------------------------------------------------------------------------------------------
  29       10/98         11.50%     109,173.64     109,173.64      (4,087.44)      (1,046.25)      (3,041.20)
-----------------------------------------------------------------------------------------------------------------------------
  30       11/98         11.50%     106,132.45     106,132.45      (4,087.44)      (1,017.10)      (3,070.34)
-----------------------------------------------------------------------------------------------------------------------------
  31       12/98         11.50%     103,062.11     103,062.11      (4,087.44)        (987.68)      (3,099.76)
-----------------------------------------------------------------------------------------------------------------------------
  32       01/99         11.50%      99,962.34      99,962.34      (4,087.44)        (957.97)      (3,129.47)
-----------------------------------------------------------------------------------------------------------------------------
  33       02/99         11.50%      96,832.87      96,832.87      (4,087.44)        (927.98)      (3,159.46)
-----------------------------------------------------------------------------------------------------------------------------
  34       03/99         11.50%      93,673.41      93,673.41      (4,087.44)        (897.70)      (3,189.74)
-----------------------------------------------------------------------------------------------------------------------------
  35       04/99         11.50%      90,483.67      90,483.67      (4,087.44)        (867.14)      (3,220.31)
-----------------------------------------------------------------------------------------------------------------------------
  36       05/99         11.50%      87,263.36      87,263.36      (4,087.44)        (836.27)      (3,251.17)
-----------------------------------------------------------------------------------------------------------------------------
  37       06/99         11.50%      84,012.19      84,012.19      (4,087.44)        (805.12)      (3,282.33)
-----------------------------------------------------------------------------------------------------------------------------
  38       07/99         11.50%      80,729.86      80,729.86      (4,087.44)        (773.66)      (3,313.78)
-----------------------------------------------------------------------------------------------------------------------------
  39       08/99         11.50%      77,416.08      77,416.08      (4,087.44)        (741.90)      (3,345.54)
-----------------------------------------------------------------------------------------------------------------------------
  40       09/99         11.50%      74,070.54      74,070.54      (4,087.44)        (709.84)      (3,377.60)
-----------------------------------------------------------------------------------------------------------------------------
  41       10/99         11.50%      70,692.94      70,692.94      (4,087.44)        (677.47)      (3,409.97)
-----------------------------------------------------------------------------------------------------------------------------

                                           LOAN AMORTIZATION TABLE

Amount                 $ 183,549.00
Total Paid             $(241,159.15)
Interest Pa             ($57,610.15)


-----------------------------------------------------------------------------------------------------------------------------
  42       11/99         11.50%      67,282.97      67,282.97      (4,087.44)        (644.80)      (3,442.65)
-----------------------------------------------------------------------------------------------------------------------------
  43       12/99         11.50%      63,840.32      63,840.32      (4,087.44)        (611.80)      (3,475.64)
-----------------------------------------------------------------------------------------------------------------------------
  44       01/00         11.50%      60,364.68      60,364.68      (4,087.44)        (578.49)      (3,508.95)
-----------------------------------------------------------------------------------------------------------------------------
  45       02/00         11.50%      56,855.74      56,855.74      (4,087.44)        (544.87)      (3,542.58)
-----------------------------------------------------------------------------------------------------------------------------
  46       03/00         11.50%      53,313.16      53,313.16      (4,087.44)        (510.92)      (3,576.53)
-----------------------------------------------------------------------------------------------------------------------------
  47       04/00         11.50%      49,736.63      49,736.63      (4,087.44)        (476.64)      (3,610.80)
-----------------------------------------------------------------------------------------------------------------------------
  48       05/00         11.50%      46,125.83      46,125.83      (4,087.44)        (442.04)      (3,645.40)
-----------------------------------------------------------------------------------------------------------------------------
  49       06/00         11.50%      42,480.43      42,480.43      (4,087.44)        (407.10)      (3,680.34)
-----------------------------------------------------------------------------------------------------------------------------
  50       07/00         11.50%      38,800.09      38,800.09      (4,087.44)        (371.83)      (3,715.61)
-----------------------------------------------------------------------------------------------------------------------------
  51       08/00         11.50%      35,084.48      35,084.48      (4,087.44)        (336.23)      (3,751.22)
-----------------------------------------------------------------------------------------------------------------------------
  52       09/00         11.50%      31,333.27      31,333.26      (4,087.44)        (300.28)      (3,787.17)
-----------------------------------------------------------------------------------------------------------------------------
  53       10/00         11.50%      27,546.10      27,546.10      (4,087.44)        (263.98)      (3,823.46)
-----------------------------------------------------------------------------------------------------------------------------
  54       11/00         11.50%      23,722.64      23,722.64      (4,087.44)        (227.34)      (3,860.10)
-----------------------------------------------------------------------------------------------------------------------------
  55       12/00         11.50%      19,862.54      19,862.54      (4,087.44)        (190.35)      (3,897.09)
-----------------------------------------------------------------------------------------------------------------------------
  56       01/01         11.50%      15,965.44      15,965.44      (4,087.44)        (153.00)      (3,934.44)
-----------------------------------------------------------------------------------------------------------------------------
  57       02/01         11.50%      12,031.00      12,031.00      (4,087.44)        (115.30)      (3,972.15)
-----------------------------------------------------------------------------------------------------------------------------
  58       03/01         11.50%       8,058.86       8,058.86      (4,087.44)         (77.23)      (4,010.21)
-----------------------------------------------------------------------------------------------------------------------------
  59       04/01         11.50%       4,048.64       4,048.64      (4,087.44)         (38.80)      (4,048.64)
-----------------------------------------------------------------------------------------------------------------------------
  60                     11.50%          --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------